UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07626)

Exact name of registrant as specified in charter:	Putnam Municipal Opportunities Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2023

Date of reporting period:	May 1, 2022 – April 30, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Municipal Opportunities Trust

Annual report
4 | 30 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PMO

Putnam Municipal
Opportunities
Trust

Annual report
4 | 30 | 23

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.035. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

Message from the Trustees

June 16, 2023

Dear Fellow Shareholder:

Stocks and bonds have generally advanced since the start of the year despite market ups and downs. Inflation has fallen but remains a concern for the Federal Reserve. U.S. interest rates have risen to their highest level since 2007, which is putting pressure on corporate earnings and causing stress in the banking system.

Fortunately, a strong pulse of innovation in the broader economy is gaining investor attention. International markets are becoming increasingly dynamic, in part because China’s economy is reopening after years of pandemic-related restrictions.

While remaining alert to market risks, your investment team is finding new and attractive opportunities across sectors, industries, and global markets. This report offers an update about their efforts in managing your fund.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value (NAV) will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 8–9 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 4/30/23. See above and pages 8–9 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Municipal Opportunities Trust

Paul, how did municipal bonds perform during the 12-month period ended April 30, 2023?

Municipal bonds encountered headwinds but ended the period in positive territory, due in large part to their solid credit fundamentals. Concerns about rising interest rates and negative returns led investors to reduce their allocation to municipal bond funds and other rate-sensitive assets in 2022. For the 12 months ended April 30, 2023, the Bloomberg Municipal Bond Index [the fund’s benchmark] returned 2.87%, outperforming U.S. Treasuries and the broader U.S. fixed income markets, as measured by the Bloomberg U.S. Aggregate Bond Index.

Subduing stubbornly high inflation remained a top priority for the Federal Reserve. The Fed’s eight interest-rate hikes during the period included four consecutive 0.75% increases. With inflation showing signs of easing, policy-makers tempered the degree of those hikes in the second half of the period. However, inflation remained well above the Fed’s 2.00% target.

In March 2023, the high-profile failures of regional banks in California and New York, as well as a liquidity crisis and forced merger for a

Municipal Opportunities Trust 3

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/23. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 geographic allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/23. Investments in Puerto Rico represented 0.2% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating-rate portion of tender option bonds, derivative securities, if any, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

4 Municipal Opportunities Trust

bank in Switzerland, created a new challenge, threatening economic growth. Quick actions by global central banks to minimize systemic risk, including shoring up bank deposits, prevented contagion across the global financial system. While the turmoil stirred recession concerns, it also led to changing expectations about the future path of Fed monetary policy. Investors hoped that a continued economic slowdown might give the Fed room to end interest-rate hikes.

How did the fund perform during the reporting period?

For the 12 months ended April 30, 2023, the fund underperformed its benchmark but outperformed the median return of its Lipper peer group, General & Insured Municipal Debt Funds (leveraged closed-end).

What strategies or holdings influenced the fund’s performance during the reporting period?

Credit spreads widened over the period in response to the Fed’s monetary tightening and the challenging mutual-fund-outflow environment in 2022. However, they were flat to slightly wider calendar year to date through April 2023 with the Fed getting closer to the end of its monetary policy tightening cycle, in our view. Supply/demand technicals also stabilized in the first four months of 2023. Outflows from municipal bond funds were modest, while tax-exempt supply fell 25%.

We continued to have a bias for higher-quality investments throughout the period, adding municipal bonds with higher-investment-grade ratings of AA, A, and BBB. We remain cautious on lower-rated municipal bonds in general, given our view that the Fed’s aggressive tightening cycle could result in slower U.S. economic growth later this year. However, we uncovered some credit opportunities in the upper tiers of the high-yield market. We selected securities with attractive valuations that we believed compensated investors from a risk/reward standpoint.

After trimming duration risk in late January and early February 2023, we targeted a modestly long-duration position in the portfolio relative to the fund’s Lipper peer group. [Duration is a measure of the fund’s interest-rate sensitivity.] The fund was invested in a wide range of sectors, including land-secured, charter school, retirement community, and higher education bonds, as well as some housing-related credits.

What is your current assessment of the health of the municipal bond market?

Municipal credit fundamentals continue to be stable, in our view. High employment and increasing wages have bolstered tax receipts. Home values, a factor in property tax revenues, are facing headwinds in the form of rising mortgage rates. We believe assessed values, another factor in taxes, should continue to show growth given the roughly two-year lag between tax assessments and actual property values.

State and local tax collections were up 10.3% year over year through December 2022 compared with the same period in 2021 [most recent data available]. Municipal defaults are running below long-term averages as of April 30, 2023, and they represent a very small percentage of the market. As such, we believe the credit outlook remains favorable, though we continue to actively monitor the market. We expect economic conditions to weaken during 2023, which could impact municipal bond credit quality.

What were the fund’s distributions during the reporting period?

The fund’s distributions are fixed at a targeted rate. The targeted rate is not expected to vary with each distribution but may change from time to time. During the last fiscal year, the fund made monthly distributions totaling $0.584 per share from May 2022 to March 2023 and totaling

Municipal Opportunities Trust 5

$0.035 per share in April 2023. These distributions were characterized as $0.534 per share of net investment income and $0.085 per share return of capital. Of the fund’s return of capital, the entire amount was the result of the fund’s targeted distribution policy. Distributions of capital decrease the fund’s total assets and total assets per share and, therefore, could have the effect of increasing the fund’s expense ratio. In general, the policy of fixing the fund’s distributions at a targeted rate does not affect the fund’s investment strategy. However, in order to make these distributions, on occasion the fund may have to sell portfolio securities at a less-than-opportune time. [Please see the Distributions to shareholders note on page 46 for more information on fund distributions.]

What do you see on the horizon that could influence your management of the fund?

Just after the close of the reporting period, the Fed announced its 10th consecutive interest-rate increase. The 0.25% hike brought the Fed’s benchmark interest rate to a range of 5.00%–5.25%. In its commentary, the Fed left its options open for its June 2023 policy meeting but suggested that future interest-rate hikes would be dependent on the effect of past rate hikes on the economy.

We believe we are nearing the end of the Fed’s monetary policy tightening cycle. This should help to stabilize U.S. Treasury rates and interest-rate-sensitive asset classes more broadly, in our view.

Inflation, regional bank turmoil, and geopolitical concerns make for a murky picture near term. On the other hand, U.S. economic data remains relatively strong, in our view. Especially noteworthy is the continued resilience of the U.S. consumer and tight labor market. With so many crosscurrents, we remain vigilant for dips in the market, which can present attractive entry points should the municipal bond market come under pressure.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

Of special interest

Due to a reduced level of portfolio income, the fund decreased its targeted distribution rate in April 2023. The fund currently expects to make monthly distributions of $0.035 per share, down from $0.053 per share. The fund’s targeted distribution rate may change from time to time or be discontinued, depending on market conditions and other factors.

6 Municipal Opportunities Trust

CLOSED-END FUNDS OFFER DISTINCTIVE CHARACTERISTICS

Closed-end funds have some key characteristics that you should understand as you consider your portfolio strategies.

More assets at work Closed-end funds are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges.

They have a market price A closed-end fund has a per-share net asset value (NAV) and a market price, which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

Municipal Opportunities Trust 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance
Total return and comparative index results for periods ended 4/30/23

	Life of fund
	(since 5/28/93)	10 years	5 years	3 years	1 year
Net asset value	5.41%	3.31%	2.24%	1.59%	1.56%
Market price	5.12	3.49	3.01	1.31	1.83
Bloomberg Municipal
Bond Index	4.55	2.25	2.06	0.70	2.87
Lipper General & Insured
Municipal Debt Funds
(leveraged closed-end)
category median*	5.22	2.66	1.17	0.76	–0.50

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

Lipper peer group median is provided by Lipper, a Refinitiv company.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/23, there were 57, 52, 48, 47, and 23 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

Past performance does not indicate future results.

8 Municipal Opportunities Trust

Fund price and distribution information For the 12-month period ended 4/30/23

Distributions
Number	12
Income[1]	$0.533983
Capital gains[2]	—
Return of capital*	0.085117
Total	$0.619100
	Series B	Series C
Distributions — Preferred shares	(2,876 shares)	(2,673 shares)
Income	$940.07	$962.04
Total	$940.07	$962.04
Share value	NAV	Market price
4/30/22	$11.63	$10.69
4/30/23	11.17	10.29
Current dividend rate (end of period)	NAV	Market price
Current dividend rate[3]	3.76%	4.08%
Taxable equivalent[4]	6.35	6.89

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2023. Results for investors subject to lower tax rates would not be as advantageous.

* See page 51.

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/23

	Life of fund
	(since 5/28/93)	10 years	5 years	3 years	1 year
Net asset value	5.42%	3.47%	2.13%	0.42%	–3.82%
Market price	5.14	3.63	3.00	0.72	–5.78

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Municipal Opportunities Trust 9

Information about the fund’s goal, investment strategies, principal risks, and fundamental investment policies

Goal

The goal of the fund is to seek as high a level of current income exempt from federal income tax as we believe to be consistent with preservation of capital.

The fund’s main investment strategies and related risks

This section contains detail regarding the fund’s main investment strategies and the related risks you face as a fund shareholder. It is important to keep in mind that risk and reward generally go hand in hand; the higher the potential reward, the greater the risk.

The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund’s use of leverage involves risks, which are discussed in more detail below, and may increase the volatility of the fund’s net asset value.

• Tax-exempt investments. These investments are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and the applicable state’s income tax. These investments are issued to raise money for public purposes, such as loans for the construction of housing, schools or hospitals, or to provide temporary financing in anticipation of the receipt of taxes and other revenue. They also include private activity obligations of public authorities to finance privately owned or operated facilities. Changes in law or adverse determinations by the Internal Revenue Service could make the income from some of these obligations taxable.

• Alternative minimum tax risk. The fund may invest in municipal securities and private activity bonds that generate interest that is subject to federal alternative minimum tax (AMT). As a result, taxpayers who are subject to the AMT potentially could earn a lower after-tax return. Corporate shareholders will be required to include all exempt interest dividends in determining their federal AMT. For more information, including possible state, local and other taxes, contact your tax advisor.

• General obligations. These are backed by the issuer’s authority to levy taxes and are considered an obligation of the issuer. They are payable from the issuer’s general unrestricted revenues, although payment may depend upon government appropriation or aid from other governments. These investments may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes, as well as economic or other developments that can reduce revenues.

• Revenue obligations. These are payable from revenue earned by a particular project or other revenue source. They include private activity bonds such as industrial development bonds, which are paid only from the revenues of the private owners or operators of the facilities. Investors can look only to the revenue generated by the project or the private company operating the project rather than the credit of the state or local government authority issuing the bonds. Revenue obligations are typically subject to greater credit risk than general obligations because of the relatively limited source of revenue.

• Tender option bonds. The fund may leverage its assets through the use of proceeds received through tender option bond transactions. In a tender option bond transaction, the fund transfers a fixed-rate municipal bond to a special purpose entity trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing short-term floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to be liquidated. The fund will look through to the underlying municipal bond held by a TOB trust for purposes of the fund’s 80% policy referenced below under the heading “The fund’s fundamental investment policies.”

• Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Declining interest rates generally result in an increase in the value of existing debt instruments, and rising interest rates generally result in a decrease in the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest

10 Municipal Opportunities Trust

rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and, therefore, the fund might not benefit from any increase in value as a result of declining interest rates.

• Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We invest mainly in investment-grade debt investments. These are rated at least BBB or its equivalent at the time of purchase by a nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 30% of the fund’s total assets in non-investment-grade investments. However, we will not invest in investments that are rated lower than BB or its equivalent by each agency rating the investment, or are unrated securities that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

We may also invest in investments that are below-investment-grade (sometimes referred to as “junk bonds”), which can be more sensitive to changes in markets, credit conditions, and interest rates and may be considered speculative. These investments are rated below BBB or its equivalent, which reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If default occurs, or is perceived as likely to occur, the value of the investment will usually be more volatile and is likely to fall. The value of a debt instrument may also be affected by changes in, or perceptions of, the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in, or perceptions of, specific or general market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. A default or expected default could also make it difficult for us to sell the investment at a price approximating the value we had previously placed on it. Tax-exempt debt, particularly lower-rated tax-exempt debt, usually has a more limited market than taxable debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Bond investments may be more susceptible to downgrades or defaults during economic downturns or other periods of economic stress, which in turn could affect the market values and marketability of many or all bond obligations of issuers in a state, U.S. territory, or possession. For example, the novel coronavirus (Covid-19) pandemic has significantly stressed the financial resources of many tax-exempt debt issuers. This may make it less likely that issuers can meet their financial obligations when due and may adversely impact the value of their bonds, which could negatively impact the performance of the fund. In light of the uncertainty surrounding the magnitude, duration, reach, costs and effects of the Covid-19 pandemic, as well as actions that have been or could be taken by governmental authorities or other third parties, it is difficult to predict the level of financial stress and duration of such stress issuers may experience. We may buy investments that are insured as to the payment of principal and interest in the event the issuer defaults. Any reduction in the insurer’s ability to pay claims may adversely affect the value of insured investments and, consequently, the value of the fund’s shares.

• Focus of investments. We may make significant investments in a particular segment of the tax-exempt debt market, such as tobacco settlement bonds or revenue bonds for health care facilities, housing or airports. We may also make significant investments in the debt of issuers located in the same state. These investments may cause the value of the fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments. Certain events may adversely affect all investments within a particular market segment. Examples include legislation or court decisions, concerns about pending legislation or court decisions, and lower demand for the services or products provided by a particular market segment. Investing in issuers located in the same state may make the fund more vulnerable to that state’s economy and to factors affecting its tax-exempt issuers, such as their ability to collect revenues to meet payment obligations.

At times, the fund and other accounts that Putnam Management and its affiliates manage may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

• Derivatives. We may engage in a variety of transactions involving derivatives, such as municipal rate locks, tender option bond transactions, futures, and swap contracts, although they do not represent a primary focus of the fund. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments or indexes. We may make use of “short” derivatives

Municipal Opportunities Trust 11

positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, or index. We may use derivatives both for hedging and non-hedging purposes, such as to modify the behavior of an investment so that it responds differently than it would otherwise respond to changes in a particular interest rate or to modify the fund’s duration. Derivatives may increase or decrease an investment’s exposure to long- or short-term interest rates or cause the value of an investment to move in the opposite direction from prevailing short-term or long-term interest rates. For example, we may use interest rate swaps to hedge or gain exposure to interest rate risk, or to hedge or gain exposure to inflation. We may also use derivatives to adjust the fund’s positioning on the yield curve (a line that plots interest rates of bonds having equal credit quality but differing maturity dates) or to take tactical positions along the yield curve. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the fund with investment exposure greater than the value of the fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The risk of loss from certain short derivatives positions is theoretically unlimited.

The value of derivatives may move in unexpected ways due to unanticipated market movements, the use of leverage, imperfect correlation between the derivative instrument and the reference asset, or other factors, especially in unusual market conditions, and volatility in the value of derivatives could adversely impact the fund’s returns, obligations and exposures.

Other risks arise from the potential inability to terminate or sell derivatives positions. Derivatives may be subject to liquidity risk due to the fund’s obligation to make payments of margin, collateral, or settlement payments to counterparties. A liquid secondary market may not always exist for the fund’s derivatives positions. In fact, certain over-the-counter instruments (investments not traded on an exchange) may not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction may not be willing or able to meet its obligations with respect to the derivative transaction. The risk of a party failing to meet its obligations may increase if the fund has significant exposure to that counterparty. Derivative transactions may also be subject to operational risk, including due to documentation and settlement issues, system failures, inadequate controls and human error, and legal risk due to insufficient documentation, insufficient capacity or authority of a counterparty, or issues with respect to the legality or enforceability of the derivative contract.

• Preferred share leverage risk. Leverage from the issuance of preferred shares creates risks, including the likelihood of greater volatility of net asset value and market price of, and distributions from, the fund’s common shares and the risk that fluctuations in dividend rates on preferred shares may affect the return to common shareholders. If the income from the investments purchased with proceeds received from leverage is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. While the fund has preferred shares outstanding, an increase in short-term interest rates could result in an increased cost of leverage, which could adversely affect the fund’s income available for distribution to common shareholders. In connection with its preferred shares, the fund is required to maintain specified asset coverage mandated by applicable federal securities laws and by the fund’s Amended and Restated Bylaws. The fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.

• Liquidity and illiquid investments. We may invest in illiquid investments, which may be considered speculative and which may be difficult to sell. The sale of many of these investments is prohibited or limited by law or contract. Some investments may be difficult to value for purposes of determining the fund’s net asset value. Certain other investments may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. We may not be able to sell the fund’s illiquid investments when we consider it desirable to do so, or we may be able to sell them only at less than their value.

• Market risk. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions (including perceptions about monetary policy, interest rates or

12 Municipal Opportunities Trust

the risk of default); government actions (including protectionist measures, intervention in the financial markets or other regulation, and changes in fiscal, monetary or tax policies); geopolitical events or changes (including natural disasters, terrorism and war); outbreaks of infectious illnesses or other widespread public health issues (including epidemics and pandemics); and factors related to a specific issuer, geography, industry or sector. Foreign financial markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. These risks may be exacerbated during economic downturns or other periods of economic stress.

The Covid-19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid-19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid-19 pandemic also are likely to exacerbate other risks that apply to the fund, including the risks disclosed in the fund’s prospectus, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid-19 pandemic and its effects cannot be determined with certainty.

• Management and operational risk. The fund is actively managed and its performance will reflect, in part, our ability to make investment decisions that seek to achieve the fund’s investment objective. There is no guarantee that the investment techniques, analyses, or judgments that we apply in making investment decisions for the fund will produce the intended outcome or that the investments we select for the fund will perform as well as other securities that were not selected for the fund. As a result, the fund may underperform its benchmark or other funds with a similar investment goal and may realize losses. In addition, we, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. Although service providers may have operational risk management policies and procedures and take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors, it may not be possible to identify all of the operational risks that may affect the fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

• Other investments. In addition to the main investment strategies described above, the fund may also make other types of investments, which may produce taxable income and be subject to other risks. The fund may also invest in cash or cash equivalents, including money market instruments or short-term instruments such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and U.S. Treasury bills or other government obligations. The fund may also from time to time invest all or a portion of its cash balances in money market and/or short-term bond funds advised by Putnam Management or its affiliates. The percentage of the fund invested in cash and cash equivalents and such money market and short-term bond funds is expected to vary over time and will depend on various factors, including market conditions and our assessment of the cash level that is appropriate to allow the fund to pursue investment opportunities as they arise. Large cash positions may dampen performance and may prevent the fund from achieving its goal.

• Temporary defensive strategies. In response to adverse market, economic, political or other conditions, we may take temporary defensive positions, such as investing some or all of the fund’s assets in cash and cash equivalents, that differ from the fund’s usual investment strategies. However, we may choose not to use these temporary defensive strategies for a variety of reasons, even in very volatile market conditions. If we do employ these strategies, the fund may miss out on investment opportunities and may not achieve its goal. Additionally, while temporary defensive strategies are mainly designed to limit losses, they may not work as intended.

• Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in the fund’s prospectus, statement of additional information or shareholder report and is otherwise still in effect.

The fund’s fundamental investment policies

The fund has adopted the following investment restrictions which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of the fund (which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding common shares and of the outstanding preferred shares of the fund, each voting as a separate class, or (2) 67%

Municipal Opportunities Trust 13

or more of the common shares and of the preferred shares, each voting as a separate class, present at a meeting if more than 50% of the outstanding shares of each class are represented at the meeting in person or by proxy).

Under normal market conditions, the fund invests at least 80% of its total assets in municipal bonds.

Additionally, the fund may not:

1. Issue senior securities, as defined in the 1940 Act, other than shares of beneficial interest with preference rights, except to the extent such issuance might be involved with respect to borrowings described under restriction 2 below or with respect to transactions involving financial futures, options, and other financial instruments.

2. Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure (not for leverage) in situations which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

3. Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

4. Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities representing interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

5. Purchase or sell commodities or commodity contracts, except that the fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

6. Make loans, except by purchase of debt obligations in which the fund may invest consistent with its investment policies (including without limitation debt obligations issued by other Putnam funds), by entering into repurchase agreements, or by lending its portfolio securities.

7. With respect to 50% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

8. With respect to 50% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

9. Purchase securities (other than securities of the U.S. government, its agencies or instrumentalities or tax-exempt securities, except tax-exempt securities backed only by the assets and revenues of nongovernmental issuers) if, as a result of such purchase, more than 25% of the fund’s total assets would be invested in any one industry.

14 Municipal Opportunities Trust

Comparative index definitions

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Municipal Opportunities Trust 15

Other information for shareholders

Important notice regarding share repurchase program

In September 2022, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2022, up to 10% of the fund’s common shares outstanding as of September 30, 2022.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of April 30, 2023, Putnam employees had approximately $467,000,000 and the Trustees had approximately $66,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Municipal Opportunities Trust

Changes to the fund’s bylaws

On February 23, 2023, the Board of Trustees (the “Trustees”) of the fund amended and restated the Bylaws of the fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include the following changes:

Addition of “Vice Chair” References: Article 3 of the fund’s Bylaws deals with matters related to fund and Trustee officers and was amended to add references throughout explicitly permitting, but not requiring, a Vice Chair of the Trustees. For example, the Amended and Restated Bylaws make clear that the Trustees, at their discretion, may elect or appoint a Vice Chair and that any Vice Chair is an officer of the Trustees. Prior to February 23, 2023, there was no reference to a Vice Chair of the Trustees in the fund’s Bylaws.

Fixing a New Record Date: Article 10.4 of the fund’s Bylaws, which deals with record dates for shareholder meetings, was amended to clarify that the Trustees may, but, unless otherwise required by law, are not required to, fix a new record date for a shareholder meeting, including any postponed or adjourned session of the meeting. Prior to February 23, 2023, the fund’s Bylaws did not explicitly address this power.

Validity of Proxies at Postponed or Adjourned Meeting: Article 10.6 of the fund’s Bylaws, which deals with shareholder proxies, was amended to make clear that, unless otherwise specifically limited by its terms, a proxy shall entitle a shareholder to vote at any postponed or adjourned session of a shareholder meeting and, unless revoked, any proxy given in connection with a postponed or adjourned meeting for which a new record date is fixed shall continue to be valid so long as the shareholder giving the proxy is a shareholder of record on the new record date. Prior to February 23, 2023, the fund’s Bylaws did not explicitly address the validity of proxies at a postponed or adjourned session of a shareholder meeting.

Municipal Opportunities Trust 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 Municipal Opportunities Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Municipal Opportunities Trust 19

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

20 Municipal Opportunities Trust

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Statement of cash flows shows changes in the fund’s cash balance during the period as results of cash flows from operating and financing activities.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Municipal Opportunities Trust 21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Municipal Opportunities Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Municipal Opportunities Trust (the “Fund”) as of April 30, 2023, the related statements of operations and cash flows for the year ended April 30, 2023, the statement of changes in net assets for each of the two years in the period ended April 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2023 and the financial highlights for each of the five years in the period ended April 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 16, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

22 Municipal Opportunities Trust

The fund’s portfolio 4/30/23

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
COP Certificates of Participation
FRB Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds General Obligation Bonds
NATL National Public Finance Guarantee Corporation
PSFG Permanent School Fund Guaranteed
Q-SBLF Qualified School Board Loan Fund

MUNICIPAL BONDS AND NOTES (139.4%)*	Rating**	Principal amount	Value
Alabama (1.2%)
Jefferson Cnty., Swr. Rev. Bonds, Ser. D, 6.50%, 10/1/53	BBB	$2,000,000	$2,118,283
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,075,000	2,197,203
5.00%, 9/15/33	AA	275,000	291,989
			4,607,475
Alaska (1.5%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/49	A+/F	5,890,000	5,519,878
			5,519,878
Arizona (4.3%)
AZ Indl. Dev. Auth. Student Hsg. Rev. Bonds, (NCCU Properties, LLC Central U.), BAM, 5.00%, 6/1/49	AA	2,000,000	2,155,631
AZ State Indl. Dev. Auth. Charter School Rev. Bonds, (Equitable School Revolving Fund, LLC), 4.00%, 11/1/46	A	2,855,000	2,581,209
AZ State Indl. Dev. Auth. Ed. Rev. Bonds, (KIPP New York, Inc., Jerome Fac.), Ser. B
4.00%, 7/1/61	BBB−	1,380,000	1,083,599
4.00%, 7/1/41	BBB−	720,000	641,181
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), Ser. D, 5.00%, 7/1/51	BB	510,000	460,192
AZ State Indl. Dev. Auth. National Charter School Revolving Loan Fund Rev. Bonds, (Equitable School Revolving Fund, LLC), 5.00%, 11/1/47	A	2,900,000	3,010,117
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds
(Reid Traditional Schools Painted Rock Academy), 5.00%, 7/1/36	Baa3	350,000	357,493
(Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	730,079
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds, (Great Hearts Academies), 3.75%, 7/1/24	BBB	200,000	197,883
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.), 5.00%, 7/1/35	BB	1,000,000	1,003,184
Pima Cnty., Indl. Dev. Auth. Sr. Living 144A Rev. Bonds, (La Posada at Park Centre, Inc.)
7.00%, 11/15/57	BBB+/P	350,000	353,375
6.25%, 11/15/35	BBB+/P	1,750,000	1,767,455

Municipal Opportunities Trust 23

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Salt Verde, Fin. Corp. Gas Rev. Bonds, 5.50%, 12/1/29	A3	$1,350,000	$1,456,823
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds, (Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	500,000	525,027
			16,323,248
California (11.6%)
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds, (Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	550,000	454,139
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	2,035,535	1,928,841
CA State Muni. Fin. Auth. Rev. Bonds, (HumanGood California), 4.00%, 10/1/46	A−/F	3,000,000	2,777,213
CA Statewide Cmnty. Dev. Auth. Rev. Bonds, (Front Porch Cmnty. & Svcs. Oblig. Group), Ser. A, 3.00%, 4/1/51	A−	3,440,000	2,300,074
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB−/P	2,635,000	1,759,348
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Anaheim), 4.00%, 8/1/56	BB/P	2,125,000	1,596,503
(City of Orange Portfolio), 3.00%, 3/1/57	BBB−/P	650,000	433,370
(Essential Hsg.), Ser. A-2, 3.00%, 2/1/57	BBB−/P	1,900,000	1,262,812
Long Beach, Arpt. Syst. Rev. Bonds, Ser. C, AGM
5.25%, 6/1/47	AA	1,250,000	1,344,862
5.00%, 6/1/42	AA	750,000	798,868
Los Angeles, Cmnty. Fac. Dist. No. 11 Special Tax, 4.00%, 9/1/38	BB/P	1,000,000	951,041
Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. C, 5.00%, 5/15/45	Aa2	2,800,000	2,951,240
Ser. A, 4.00%, 5/15/39	Aa3	1,150,000	1,140,522
4.00%, 5/15/36	Aa3	500,000	510,207
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds, Ser. P
5.00%, 5/15/42	Aa3	13,000,000	14,604,581
5.00%, 5/15/41	Aa3	5,260,000	5,950,240
San Bernardino Cnty., FRB, Ser. C, 5.078%, 8/1/23	Aa1	550,000	549,660
San Diego Cnty., COP, 5.00%, 10/1/46	Aa1	2,150,000	2,402,000
			43,715,521
Colorado (3.8%)
CO State Hlth. Fac. Auth. Rev. Bonds
(Valley View Hosp. Assn.), 5.00%, 5/15/40	A	1,000,000	1,009,995
(Covenant Retirement Cmnty.), Ser. A, 5.00%, 12/1/35	A−/F	1,000,000	1,010,895
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds
(Christian Living Neighborhood), 5.00%, 1/1/37	BB/P	550,000	486,472
(Covenant Living Cmnty. and Svcs. Oblig. Group), 4.00%, 12/1/50	A−/F	2,700,000	2,212,871
Denver City & Cnty., Arpt. Rev. Bonds, Ser. A
5.50%, 11/15/38	Aa3	1,500,000	1,714,840
5.00%, 11/15/37	Aa3	1,025,000	1,125,132
5.00%, 11/15/36	Aa3	1,575,000	1,741,659

24 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Colorado cont.
Pub. Auth. for CO Energy Rev. Bonds, (Natural Gas Purchase), 6.50%, 11/15/38	A2	$2,250,000	$2,697,560
Regl. Trans. Dist. Rev. Bonds, (Denver Transit Partners, LLC)
4.00%, 7/15/38	Baa1	800,000	767,903
3.00%, 7/15/37	Baa1	850,000	718,317
Sterling Ranch Cmnty. Auth. Board Rev. Bonds, (Metro. Dist. No. 2), Ser. A, 4.25%, 12/1/50	BB/P	550,000	432,731
Vauxmont, Metro. Dist. G.O. Bonds, AGM
5.00%, 12/1/33	AA	255,000	284,976
5.00%, 12/1/30	AA	215,000	241,119
			14,444,470
Connecticut (0.7%)
CT State Special Tax, 4.00%, 5/1/39	AA	1,700,000	1,720,566
Harbor Point Infrastructure Impt. Dist. 144A Tax Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,000,000	1,000,125
			2,720,691
District of Columbia (3.7%)
DC Rev. Bonds
(Plenary Infrastructure DC, LLC), 5.50%, 2/28/37	A3	1,500,000	1,589,349
(Plenary Infrastructure DC, LLC), 5.50%, 2/29/36	A3	1,370,000	1,479,836
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB−/P	500,000	417,154
(Two Rivers Pub. Charter School, Inc.), 5.00%, 6/1/50	Baa3	1,500,000	1,398,038
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 5.00%, 6/1/40	BB+	2,000,000	1,928,677
(Two Rivers Pub. Charter School, Inc.), 5.00%, 6/1/40	Baa3	1,500,000	1,476,259
Metro. DC Arpt. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/32	Aa3	1,250,000	1,423,431
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.) 4.00%, 10/1/53 T	A−	1,290,000	1,191,608
(Dulles Metrorail & Cap. Impt. Proj.) Ser. B, 4.00%, 10/1/44 T	A−	1,285,000	1,240,269
(Metrorail), Ser. A, zero %, 10/1/37	A−	3,700,000	1,923,936
			14,068,557
Florida (4.8%)
FL State Dev. Fin. Corp. Ed. Fac. Rev. Bonds, (River City Ed.)
5.00%, 7/1/57	Baa3	680,000	657,227
5.00%, 7/1/51	Baa3	650,000	640,955
5.00%, 7/1/42	Baa3	460,000	464,968
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds
(St. Leo U.), 5.00%, 3/1/44	BB+	1,500,000	1,337,563
(Florida Inst. of Tech., Inc.), 4.00%, 10/1/39	BBB−	800,000	725,275
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	2,250,000	2,329,911
Miami-Dade Cnty., Aviation Rev. Bonds, Ser. A, 5.00%, 10/1/36	A1	5,000,000	5,043,316

Municipal Opportunities Trust 25

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Florida cont.
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds, (Presbyterian Retirement Cmntys.), 5.00%, 8/1/34	A−/F	$1,350,000	$1,359,825
Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds, (Jupiter Med. Ctr.), Ser. A, 5.00%, 11/1/47	BBB−	1,515,000	1,531,655
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	BBB+/P	500,000	500,857
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	360,000	364,916
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 3.00%, 5/1/35	BB−/P	2,425,000	2,012,710
Volusia Cnty., Edl. Fac. Auth. Rev. Bonds
(Embry-Riddle Aeronautical U., Inc.), Ser. A, 4.00%, 10/15/39	A2	600,000	595,673
(Embry-Riddle Aeronautical University, Inc.), Ser. A, 4.00%, 10/15/36	A2	500,000	505,273
			18,070,124
Georgia (4.4%)
Cobb Cnty., Kennestone Hosp. Auth. Rev. Bonds, (WellStar Hlth. Syst.), 5.00%, 4/1/50	A+	1,400,000	1,435,749
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4)
AGM, 5.00%, 1/1/62	AA	1,000,000	1,029,008
5.00%, 7/1/60	A	3,800,000	3,812,066
5.00%, 1/1/56	BBB+	650,000	647,834
AGM, 5.00%, 7/1/55	AA	1,700,000	1,780,798
AGM, 5.00%, 7/1/53	AA	1,500,000	1,574,911
4.50%, 7/1/63	A	4,250,000	4,179,564
4.00%, 1/1/51	A2	500,000	467,163
4.00%, 1/1/51	BBB+	425,000	359,512
Paulding Cnty., Hosp. Auth. Rev. Bonds, (WellStar Hlth. Syst.), 5.00%, 4/1/43	A+	1,400,000	1,456,129
			16,742,734
Hawaii (0.5%)
HI State Harbor Syst. Rev. Bonds
Ser. C, 4.00%, 7/1/40	Aa3	300,000	300,100
Ser. A, 4.00%, 7/1/34	Aa3	1,625,000	1,658,604
			1,958,704
Illinois (18.0%)
Chicago, G.O. Bonds, Ser. A
5.00%, 1/1/35	BBB+	2,500,000	2,694,689
5.00%, 1/1/27	BBB+	1,850,000	1,939,368
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB+	2,250,000	2,262,625
Ser. B, 5.00%, 12/1/36	BB+	2,500,000	2,568,502
Ser. H, 5.00%, 12/1/36	BB+	500,000	507,740
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A
5.00%, 1/1/38	A+	100,000	105,467
5.00%, 1/1/37	A+	300,000	318,174
Chicago, Trans. Auth. Sales Tax Rev. Bonds, 5.25%, 12/1/49	AA	3,000,000	3,044,609

26 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Chicago, Waste Wtr. Transmission Rev. Bonds
Ser. C, 5.00%, 1/1/39	A+	$900,000	$906,215
(2nd Lien), 5.00%, 1/1/39	A+	1,835,000	1,839,626
IL Fin. Auth. Rev. Bonds, (U. of IL)
5.25%, 10/1/53	Aa2	2,500,000	2,750,311
5.00%, 10/1/48	Aa2	2,500,000	2,707,273
IL State G.O. Bonds
5.50%, 7/1/38 (Prerefunded 7/10/23)	A3	2,280,000	2,289,199
Ser. A, 5.00%, 5/1/38	A3	1,500,000	1,573,047
Ser. A, 5.00%, 12/1/31	A3	5,750,000	6,144,962
Ser. C, 5.00%, 11/1/29	A3	1,850,000	1,980,925
5.00%, 2/1/29	A3	1,425,000	1,511,162
Ser. A, 5.00%, 12/1/28	A3	2,500,000	2,682,496
Ser. D, 5.00%, 11/1/28	A3	2,250,000	2,416,424
Ser. D, 5.00%, 11/1/27	A3	1,000,000	1,072,477
IL State Fin. Auth. Rev. Bonds
(Lifespace Cmntys, Inc.), Ser. A, 5.00%, 5/15/35	BBB/F	1,025,000	883,315
(Riverside Hlth. Syst.), 4.00%, 11/15/34	A+	500,000	508,534
IL State Fin. Auth. Academic Fac. Rev. Bonds, (U. of Illinois at Urbana-Champaign), Ser. A
5.00%, 10/1/44	Aa2	1,100,000	1,144,037
5.00%, 10/1/36	Aa2	600,000	642,077
5.00%, 10/1/34	Aa2	500,000	546,106
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds
(CHF-Chicago, LLC), 5.00%, 2/15/47	Baa3	2,000,000	1,914,044
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,000,000	1,003,750
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion)
4.00%, 6/15/50	A	1,000,000	869,760
Ser. B, stepped-coupon zero % (4.70%, 6/15/31), 12/15/37 ††	A	1,000,000	652,851
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. Bonds, (McCormick), Ser. A, NATL, zero %, 12/15/30	A	12,000,000	9,092,563
Sales Tax Securitization Corp. Rev. Bonds
Ser. C, 5.50%, 1/1/36	AA−	3,500,000	3,845,970
Ser. A, 5.00%, 1/1/36	AA−	1,400,000	1,514,573
Ser. A, 4.00%, 1/1/39	AA−	2,500,000	2,465,409
Southern IL U. Rev. Bonds, (Hsg. & Auxiliary), Ser. A, NATL, zero %, 4/1/25	Baa2	1,870,000	1,722,632
			68,120,912
Indiana (1.5%)
Hammond, Multi-School Bldg. Corp. Rev. Bonds, 5.00%, 7/15/38	AA+	1,750,000	1,834,694
IN State Fin. Auth. Hosp. Mandatory Put Bonds (11/1/26), (Goshen Hlth. Oblig. Group), Ser. B, 2.10%, 11/1/49	BBB+	2,700,000	2,613,835
Silver Creek, School Bldg. Corp. Rev. Bonds, 3.00%, 1/15/42	AA+	1,600,000	1,350,559
			5,799,088

Municipal Opportunities Trust 27

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Iowa (0.7%)
IA State Fin. Auth. Rev. Bonds, (Lifespace Cmnty., Inc. Oblig. Group), Ser. A, 4.00%, 5/15/46	BBB/F	$2,000,000	$1,300,096
IA Tobacco Settlement Auth. Rev. Bonds, Ser. B-1, Class 2, 4.00%, 6/1/49	BBB+	1,180,000	1,168,455
			2,468,551
Kentucky (3.7%)
KY State Property & Bldg. Comm. Rev. Bonds
(No. 127), Ser. A, 5.25%, 6/1/39	A1	3,000,000	3,358,138
(No. 119), 5.00%, 5/1/36	A1	1,000,000	1,073,127
(No. 122), Ser. A, 4.00%, 11/1/34	A1	750,000	772,356
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds
Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	5,500,000	5,509,145
Mandatory Put Bonds (1/1/25), Ser. B, 4.00%, 1/1/49	A1	3,000,000	3,007,796
Louisville, Regl. Arpt. Auth. Syst. Rev. Bonds, Ser. A, 5.00%, 7/1/31	A+	385,000	389,282
			14,109,844
Louisiana (1.5%)
LA State Offshore Term. Auth. Deepwater Port Mandatory Put Bonds (12/1/23), (Loop, LLC), Ser. A, 1.65%, 9/1/33	A3	1,600,000	1,577,910
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,010,000	2,833,299
Tangipahoa Parish, Hosp. Svcs. Rev. Bonds, (North Oaks Hlth. Syst.), 4.00%, 2/1/42	BBB+	1,250,000	1,160,458
			5,571,667
Maryland (0.9%)
Gaithersburg, Econ. Dev. Rev. Bonds, (Asbury, Oblig. Group), Ser. A, 5.00%, 1/1/36	BBB/F	450,000	435,211
MD Econ. Dev. Corp. Rev. Bonds
(Morgan View & Thurgood Marshall Student Hsg.), Ser. A, 6.00%, 7/1/58	BBB−	1,725,000	1,880,897
(Morgan State U.), 4.25%, 7/1/50	BBB−	1,350,000	1,196,703
			3,512,811
Massachusetts (6.4%)
MA State G.O. Bonds, Ser. E, 5.00%, 11/1/52	Aa1	5,500,000	6,078,876
MA State Dev. Fin. Agcy. Rev. Bonds
(Milford Regl. Med. Ctr. Oblig. Group), Ser. F, 5.75%, 7/15/43	B+	500,000	500,392
(Northeastern U.), 5.00%, 10/1/39	A1	2,000,000	2,287,011
(Intl. Charter School), 5.00%, 4/15/33	BBB−	1,000,000	1,013,985
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden Ponds, Inc. Fac.), 5.00%, 11/15/38	A/F	1,410,000	1,445,340
MA State Edl. Fin. Auth. Rev. Bonds, (Ed. Loan — Issue 1), 5.00%, 1/1/27	AA	800,000	815,681
MA State Trans. Fund Rev. Bonds
(Rail Enhancement Program), Ser. A, 5.00%, 6/1/50	AAA	4,250,000	4,649,976
(Rail Enhancement & Accelerated Bridge Program), Ser. A, 5.00%, 6/1/48 T	AAA	7,000,000	7,448,760
			24,240,021

28 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Michigan (4.0%)
Detroit, G.O. Bonds
AMBAC, 5.25%, 4/1/24	A−/P	$222,425	$220,038
(Fin. Recvy.), Ser. B-1, 4.00%, 4/1/44	BB/P	1,700,000	1,254,264
Detroit, City School Dist. G.O. Bonds, Ser. A, AGM, 6.00%, 5/1/29	Aa1	835,000	928,909
Kentwood, Economic Dev. Corp. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/37	BBB−/F	1,750,000	1,688,618
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence Tech. U.), 4.00%, 2/1/42	BBB−	745,000	615,875
MI State Hsg. Dev. Auth. Rev. Bonds, Ser. A, 2.73%, 10/1/59	AA+	1,500,000	942,341
Pontiac City, G.O. Bonds, (Pontiac School Dist.), Q-SBLF
4.00%, 5/1/45 T	Aa1	4,424,000	4,427,220
4.00%, 5/1/50 T	Aa1	4,977,000	4,892,606
			14,969,871
Minnesota (0.5%)
Ramsey, Charter School Rev. Bonds, (PACT Charter School), Ser. A, 5.00%, 6/1/32	BB+	2,000,000	1,961,337
			1,961,337
Mississippi (0.3%)
MS State Bus. Fin. Corp. Rev. Bonds, (System Energy Resources, Inc.), 2.375%, 6/1/44	A	2,025,000	1,286,232
			1,286,232
Missouri (5.4%)
Kansas City, Indl. Dev. Auth. Arpt. Special Oblig. Rev. Bonds
(Kansas City, Intl. Arpt.), AGM, 5.00%, 3/1/57	AA	5,150,000	5,308,701
5.00%, 3/1/46	A2	4,550,000	4,694,224
5.00%, 3/1/35	A2	5,925,000	6,355,377
AGM, 4.00%, 3/1/57	AA	2,000,000	1,856,328
St. Louis, Muni. Fin. Corp. Rev. Bonds, AGM, 5.00%, 10/1/45	AA	2,000,000	2,122,151
			20,336,781
Nevada (1.7%)
Las Vegas, Special Assmt. Bonds, (Special Impt. Dist. No. 816), 3.00%, 6/1/41	BB−/P	1,765,000	1,282,165
North Las Vegas, G.O. Bonds, AGM, 4.00%, 6/1/34	AA	3,600,000	3,736,762
Sparks, Tourism Impt. Dist. No. 1 144A Rev. Bonds, Ser. A
2.75%, 6/15/28	Ba1	1,200,000	1,088,962
2.50%, 6/15/24	Ba1	150,000	146,741
			6,254,630
New Hampshire (2.4%)
National Fin. Auth. Rev. Bonds, (Caritas Acquisitions VII, LLC), Ser. A
4.50%, 8/15/55	BBB/P	2,540,000	2,092,179
4.25%, 8/15/46	BBB/P	1,210,000	998,826
4.125%, 8/15/40	BBB/P	1,070,000	911,409

Municipal Opportunities Trust 29

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
New Hampshire cont.
National Fin. Auth. Hosp. Rev. Bonds, (St. Luke’s Hosp. Oblig. Group)
4.00%, 8/15/40	A3	$1,040,000	$996,043
4.00%, 8/15/37	A3	850,000	836,102
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Elliot Hosp.), 5.00%, 10/1/38	A3	500,000	503,824
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	2,500,000	2,556,390
			8,894,773
New Jersey (4.2%)
NJ State Econ. Dev. Auth. Rev. Bonds
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB+	500,000	501,783
Ser. AAA, 5.00%, 6/15/36	A2	750,000	787,587
(Biomedical Research), Ser. A, 5.00%, 7/15/29	A2	400,000	424,170
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds, (Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa2	2,000,000	2,009,342
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38	A2	1,225,000	1,304,230
Ser. AA, 5.00%, 6/15/37	A2	600,000	662,799
Ser. A, 5.00%, 12/15/36	A2	1,000,000	1,071,945
Ser. A, 5.00%, 12/15/34	A2	4,920,000	5,350,366
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/30	A+	1,900,000	2,007,432
Passaic Cnty., Impt. Auth. Rev. Bonds, (Paterson Arts & Science Charter School), 5.50%, 7/1/58	BBB−	550,000	559,707
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A, 5.25%, 11/1/52	BBB+	1,000,000	1,062,453
			15,741,814
New Mexico (0.6%)
Sante Fe, Retirement Fac. Rev. Bonds
(El Castillo Retirement Residences), Ser. A, 5.00%, 5/15/44	BB+/F	975,000	834,420
(El Castillo Retirement Res.), 5.00%, 5/15/42	BB+/F	1,460,000	1,265,762
			2,100,182
New York (16.5%)
Metro. Trans. Auth. Rev. Bonds
(Green Bond), Ser. C-1, 5.00%, 11/15/50	A3	1,500,000	1,552,093
Ser. C-1, 4.00%, 11/15/35	A3	1,000,000	998,211
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. C-1, 5.00%, 5/1/41	AAA	1,000,000	1,102,469
Ser. F-1, 5.00%, 2/1/40	AAA	4,920,000	5,518,997
(Future Tax), Ser. C-1, 4.00%, 5/1/40	AAA	500,000	497,561
(Future Tax Secd.), 4.00%, 5/1/40	AAA	750,000	746,341
4.00%, 11/1/38	AAA	550,000	557,715
(Future Tax Secd.), Ser. E-1, 3.00%, 2/1/51	AAA	10,000,000	7,618,794
NY State Dorm. Auth. Personal Income Tax Rev. Bonds
Ser. A, 5.00%, 3/15/46 T	AA+	5,500,000	6,028,804
Ser. A, 4.00%, 3/15/40	AA+	1,200,000	1,203,984
NY State Liberty Dev. Corp. Rev. Bonds, Ser. A, BAM, 3.00%, 11/15/51	AA	3,500,000	2,585,595

30 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
New York cont.
NY State Liberty Dev. Corp. 144A Rev. Bonds, (3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB−/P	$2,000,000	$1,943,451
NY State Thruway Auth. Personal Income Tax Rev. Bonds, Ser. C, 5.00%, 03/15/54 T	AA+	5,500,000	5,970,586
NY State Thruway Auth. Rev. Bonds, (Green Bonds-Bidding Group 2), Ser. C, 4.125%, 3/15/56	AA+	5,500,000	5,378,199
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds
(Laguardia Arpt. Term. B Redev. Program), Ser. A, 5.00%, 7/1/46	Baa2	500,000	496,780
(Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	2,000,000	2,053,031
NY State Urban Dev. Corp. Rev. Bonds, Ser. E, 4.00%, 3/15/46	AA+	2,200,000	2,146,090
Port Auth. of NY & NJ Rev. Bonds
Ser. 218, 5.00%, 11/1/49 T	Aa3	2,980,000	3,104,925
5.00%, 1/15/47	Aa3	4,200,000	4,450,081
Ser. 207, 5.00%, 9/15/32	Aa3	2,925,000	3,136,775
Ser. 207, 5.00%, 9/15/31	Aa3	250,000	268,499
Triborough Bridge & Tunnel Auth. Sales Tax Rev. Bonds, Ser. A, 5.25%, 5/15/58	AA+	4,400,000	4,881,473
			62,240,454
North Carolina (0.8%)
NC State Cap. Fac. Fin. Agcy. Edl. Fac. Rev. Bonds, (High Point U.), 4.00%, 5/1/34	A−	900,000	936,948
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), 4.00%, 3/1/51	BB/P	2,250,000	1,539,055
NC State Med. Care Comm. Retirement Fac. Rev. Bonds, (Maryfield, Inc. Oblig. Group), 5.00%, 10/1/45	BB/P	500,000	454,231
			2,930,234
Ohio (5.7%)
Akron, Income Tax Rev. Bonds
4.00%, 12/1/37	AA−	525,000	533,550
4.00%, 12/1/36	AA−	655,000	668,617
4.00%, 12/1/35	AA−	1,260,000	1,291,772
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	2,500,000	2,333,785
Ser. A-2, Class 1, 3.00%, 6/1/48	BBB+	3,560,000	2,618,573
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds, (Playhouse Square Foundation), 5.50%, 12/1/53	BB+	500,000	502,357
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Oberlin College), 5.25%, 10/1/53 ##	Aa3	1,000,000	1,114,383
(Ashtabula Cnty. Med. Ctr.), 5.25%, 1/1/52	BBB+/F	1,000,000	1,026,035
(Ashtabula Cnty. Med. Ctr.), 5.25%, 1/1/47	BBB+/F	1,750,000	1,805,902
(Kenyon College), 5.00%, 7/1/36	A2	1,500,000	1,709,231
(Kenyon College 2020), 4.00%, 7/1/44	A2	3,555,000	3,432,086
OH State Private Activity Rev. Bonds, (Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	1,125,000	1,136,237
OH State Tpk. Comm. Rev. Bonds, 5.00%, 2/15/39	Aa3	1,500,000	1,719,768

Municipal Opportunities Trust 31

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/33	A3	$605,000	$622,344
5.00%, 2/15/32	A3	745,000	768,681
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds, (Memorial Hlth. Syst. Oblig. Group), 5.50%, 12/1/43	B+/F	120,000	107,737
			21,391,058
Oklahoma (0.7%)
OK State Wtr. Resource Board Rev. Bonds, (Drinking Wtr.), 4.00%, 4/1/48 ##	AAA	2,740,000	2,711,323
			2,711,323
Oregon (0.8%)
Clackamas Cnty., Hosp. Fac. Auth. Rev. Bonds, (Rose Villa, Inc.), Ser. A, 5.25%, 11/15/50	BB/P	1,000,000	884,848
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds, (Terwilliger Plaza, Inc.), 5.00%, 12/1/36	BB+/F	650,000	616,183
Salem, Hosp. Fac. Auth. Rev. Bonds, (Salem Hlth.), Ser. A, 5.00%, 5/15/33	A+	1,500,000	1,580,712
			3,081,743
Pennsylvania (4.9%)
Allegheny Cnty., Arpt. Auth. Rev. Bonds, Ser. A
5.00%, 1/1/56	AA	575,000	593,035
5.00%, 1/1/51	AA	1,470,000	1,520,664
5.00%, 1/1/35	AA	3,000,000	3,285,909
4.00%, 1/1/56	AA	1,750,000	1,575,937
Bucks Cnty., Wtr. & Swr. Auth. Rev. Bonds, Ser. A, AGM, 5.25%, 12/1/47	AA	2,175,000	2,440,299
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Diakon Lutheran Social Ministries)
5.00%, 1/1/32	BBB+/F	200,000	201,872
5.00%, 1/1/31	BBB+/F	1,000,000	1,010,608
Lancaster Cnty., Hosp. & Hlth. Ctr. Auth. Rev. Bonds, (St. Anne’s Retirement Cmnty.)
5.00%, 3/1/50	BB+/F	500,000	397,341
5.00%, 3/1/40	BB+/F	500,000	427,544
Lancaster Cnty., Hosp. Auth. Hlth. Care Fac. Rev. Bonds, (Moravian Manors, Inc.), Ser. A, 5.00%, 6/15/44	BB+/F	1,000,000	878,914
PA State Econ. Dev. Fin. Auth. Rev. Bonds, (PennDOT Major Bridges), AGM, 5.75%, 12/31/62	AA	1,350,000	1,494,985
PA State Tpk. Comm. Rev. Bonds, 4.90%, 12/1/44	A1	4,385,000	4,509,555
			18,336,663
Puerto Rico (0.3%)
Cmnwlth. of PR G.O. Bonds, Ser. A-1, 4.00%, 7/1/37	BB/P	1,250,000	1,095,161
			1,095,161
Rhode Island (0.7%)
Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. B, 5.00%, 6/1/50	BBB−/P	2,750,000	2,728,908
			2,728,908

32 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
South Carolina (0.6%)
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. B, 5.00%, 12/1/56	A3	$210,000	$211,081
Ser. A, 5.00%, 12/1/36	A3	2,000,000	2,055,632
			2,266,713
South Dakota (0.4%)
Lincoln Cnty., Econ. Dev. Rev. Bonds, (Augustana College Assn. (The)), 4.00%, 8/1/51	BBB−	2,000,000	1,628,003
			1,628,003
Tennessee (0.8%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds, (Blakeford at Green Hills), Ser. A, 4.00%, 11/1/55	BBB−/F	2,250,000	1,590,169
Metro. Nashville, Arpt. Auth. Rev. Bonds, Ser. B, 5.50%, 7/1/42	A1	1,125,000	1,242,280
			2,832,449
Texas (6.7%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds, (Uplift Ed.), Ser. A
5.00%, 12/1/36	BBB−	500,000	507,675
PSFG, 5.00%, 12/1/35	AAA	500,000	532,700
Austin-Bergstrom Landhost Enterprises, Inc. Rev. Bonds
5.00%, 10/1/35	A	1,045,000	1,093,797
5.00%, 10/1/34	A	530,000	558,073
Clifton, Higher Ed. Fin. Corp. Ed. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB−/P	1,150,000	1,156,065
(IDEA Pub. Schools), 5.00%, 8/15/28	A−	300,000	316,908
(IDEA Pub. Schools), Ser. T, PSFG, 4.00%, 8/15/41	AAA	1,400,000	1,381,400
(IDEA Pub. Schools), Ser. T, PSFG, 4.00%, 8/15/37	AAA	1,000,000	1,019,587
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/38	Ba1	1,500,000	1,318,512
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BB+/F	1,000,000	886,178
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/33	Ba1	800,000	755,709
Love Field, Gen. Arpt. Modernization Corp. Rev. Bonds, 5.00%, 11/1/35	A1	1,000,000	1,021,596
Lower CO River Auth. Rev. Bonds, AGM, 5.00%, 5/15/39	AA	1,730,000	1,920,575
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A−	1,500,000	1,510,472
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB−/P	500,000	421,294
(TX Woman’s U. CHF-Collegiate Hsg. Dining), Ser. B-1, AGM, 4.125%, 7/1/53	AA	1,000,000	900,787
(Woman’s U.-Collegiate Hsg. Denton, LLC), Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	901,624
North TX, Tollway Auth. Rev. Bonds, (1st Tier), Ser. I, 6.50%, 1/1/43 (Prerefunded 1/1/25)	AA−	2,000,000	2,110,331

Municipal Opportunities Trust 33

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Texas cont.
Tarrant Cnty., Cultural Ed. Fin. Corp. Retirement Fac. Rev. Bonds, (Buckner Retirement Svcs.), Ser. B, 5.00%, 11/15/40	A/F	$2,000,000	$2,004,455
TX Private Activity Surface Trans. Corp. Rev. Bonds, (Segment 3C), 5.00%, 6/30/58	Baa2	3,000,000	3,010,684
TX State Private Activity Bond Surface Trans. Corp. Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288 Toll Lane)), 5.00%, 12/31/50	Baa2	2,000,000	2,001,123
			25,329,545
Utah (2.0%)
Infrastructure Agcy. Telecomm. Rev. Bonds, 5.00%, 10/15/37	BBB−/F	1,200,000	1,210,300
Mida Mountain Village Pub. Infrastructure Dist. 144A Special Assmt. Bonds, (Mountain Village Assmt. Area No. 2), 4.00%, 8/1/50	B/P	1,625,000	1,188,548
UT State Bldg. Ownership Auth. Lease Rev. Bonds, (Master Lease)
5.00%, 5/15/42	Aa1	1,840,000	2,033,934
5.00%, 5/15/40	Aa1	2,815,000	3,139,665
			7,572,447
Virginia (2.3%)
Fairfax Cnty., Econ. Dev. Auth. Res. Care Fac. Rev. Bonds, (Goodwin House, Inc.), Ser. A, 5.00%, 10/1/42 (Prerefunded 10/1/24)	AAA/P	425,000	442,489
Small Bus. Fin. Auth. Private Activity Rev. Bonds, (Transform 66-P3), 5.00%, 12/31/52	Baa3	4,250,000	4,223,683
VA State Small Bus. Fin. Auth. Rev. Bonds
(95 Express Lanes, LLC), 4.00%, 1/1/48	BBB	3,000,000	2,597,597
(Elizabeth River Crossings OpCo, LLC), 4.00%, 1/1/40	BBB	750,000	697,989
(Elizabeth River Crossings OpCo, LLC), 4.00%, 1/1/36	BBB	630,000	618,507
			8,580,265
Washington (3.2%)
King Cnty., Public Hosp. Dist. No. 1 G.O. Bonds, (Valley Med. Ctr.), 5.00%, 12/1/38	A2	2,365,000	2,506,024
Port of Seattle Rev. Bonds, Ser. B
5.00%, 8/1/40	AA−	1,000,000	1,080,624
5.00%, 8/1/38	AA−	5,600,000	6,095,225
WA State Hsg. Fin. Comm. Rev. Bonds, (Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	2,629,695	2,470,060
			12,151,933
Wisconsin (4.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds, (Sr. Oblig. Group), 5.25%, 7/1/28	BBB+	350,000	350,302
Pub. Fin. Auth. Conference Ctr. & Hotel Rev. Bonds, (U. of NC Charlotte Foundation), Ser. A, 4.00%, 9/1/56	BB+/P	1,000,000	755,862
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Appalachian State U.), Ser. A, AGM
4.00%, 7/1/50	AA	700,000	645,379
4.00%, 7/1/45	AA	600,000	572,106

34 Municipal Opportunities Trust

MUNICIPAL BONDS AND NOTES (139.4%)* cont.	Rating**	Principal amount	Value
Wisconsin cont.
Pub. Fin. Auth. Student Hsg. Fac. Rev. Bonds, (Appalachian State U.), Ser. A, AGM
4.00%, 7/1/40	AA	$500,000	$493,862
4.00%, 7/1/38	AA	435,000	435,921
4.00%, 7/1/36	AA	340,000	342,711
4.00%, 7/1/34	AA	300,000	307,609
WI Pub. Fin. Auth. Hotel Rev. Bonds, (Grand Hyatt), 5.00%, 2/1/62	BBB−	1,700,000	1,676,806
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Hmong American Peace Academy, Ltd.), 5.00%, 3/15/50	BBB	1,000,000	1,000,834
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/41	AA	4,865,000	4,690,978
(Froedtert Health, Inc.), Ser. A, 4.00%, 4/1/37	AA	3,000,000	3,006,615
(Advocate Aurora Hlth. Oblig. Group), Ser. A, 4.00%, 8/15/35	AA	3,000,000	3,077,530
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds, (Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	250,000	238,528
			17,595,043
Total municipal bonds and notes (cost $542,334,336)			$526,011,858

SHORT-TERM INVESTMENTS (4.2%)*	Shares	Value
Putnam Short Term Investment Fund Class P 4.98% L	15,912,988	$15,912,988
Total short-term investments (cost $15,912,988)		$15,912,988

TOTAL INVESTMENTS
Total investments (cost $558,247,324)	$541,924,846

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2022 through April 30, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $377,416,229.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
##	Forward commitment, in part or in entirety (Note 1).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.

Municipal Opportunities Trust 35

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 3.86%, 5.06% and 5.30%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Transportation	26.0%
Health care	24.6
Tax bonds	17.8
Education	16.9
State debt	15.3
Local debt	12.4

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$526,011,858	$—
Short-term investments	—	15,912,988	—
Totals by level	$—	$541,924,846	$—

The accompanying notes are an integral part of these financial statements.

36 Municipal Opportunities Trust

Statement of assets and liabilities 4/30/23

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $542,334,336)	$526,011,858
Affiliated issuers (identified cost $15,912,988) (Note 6)	15,912,988
Interest and other receivables	7,337,983
Receivable for investments sold	95,000
Prepaid assets	31,672
Total assets	549,389,501

LIABILITIES
Payable to custodian	68,936
Payable for investments purchased	5,463,934
Payable for purchases of delayed delivery securities (Note 1)	3,760,310
Payable for shares of the fund repurchased	286,218
Payable for compensation of Manager (Note 2)	509,524
Payable for custodian fees (Note 2)	8,797
Payable for investor servicing fees (Note 2)	31,589
Payable for Trustee compensation and expenses (Note 2)	141,668
Payable for administrative services (Note 2)	2,088
Payable for floating rate notes issued (Note 1)	21,412,788
Preferred share remarketing agent fees	36,415
Distributions payable to preferred shareholders (Note 1)	149,573
Distributions payable to shareholders	1,189,645
Other accrued expenses	186,787
Total liabilities	33,248,272
Series B remarketed preferred shares : (2,876 shares authorized and issued at $25,000 per
share) (Note 4)	71,900,000
Series C remarketed preferred shares: (2,673 shares authorized and issued at $25,000 per
share) (Note 4)	66,825,000
Net assets	$377,416,229

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$409,766,203
Total distributable earnings (Note 1)	(32,349,974)
Total — Representing net assets applicable to common shares outstanding	$377,416,229

COMPUTATION OF NET ASSET VALUE
Net asset value per common share ($377,416,229 divided by 33,778,634 shares)	$11.17

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 37

Statement of operations Year ended 4/30/23

INVESTMENT INCOME
Interest (including interest income of $190,680 from investments in affiliated issuers) (Note 6)	$21,363,253
Total investment income	21,363,253

EXPENSES
Compensation of Manager (Note 2)	2,844,366
Investor servicing fees (Note 2)	189,683
Custodian fees (Note 2)	16,402
Trustee compensation and expenses (Note 2)	16,387
Administrative services (Note 2)	12,689
Preferred share remarketing agent fees	210,978
Interest and fees expense (Note 1)	1,387,272
Other	398,998
Fees waived and reimbursed by Manager (Note 2)	(506,645)
Total expenses	4,570,130
Expense reduction (Note 2)	(1,146)
Net expenses	4,568,984

Net investment income	16,794,269

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(9,885,755)
Futures contracts (Note 1)	142,414
Swap contracts (Note 1)	(733,910)
Total net realized loss	(10,477,251)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	3,620,444
Futures contracts	(51,520)
Swap contracts	814,620
Total change in net unrealized appreciation	4,383,544

Net loss on investments	(6,093,707)

Net increase in net assets resulting from operations	10,700,562

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	(35,445)
From tax exempt net investment income	(5,239,716)
Net increase in net assets resulting from operations (applicable to common shareholders)	$5,425,401

The accompanying notes are an integral part of these financial statements.

38 Municipal Opportunities Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 4/30/23	Year ended 4/30/22
Operations
Net investment income	$16,794,269	$15,216,977
Net realized loss on investments	(10,477,251)	(391,936)
Change in net unrealized appreciation (depreciation)
of investments	4,383,544	(72,389,732)
Net increase (decrease) in net assets resulting
from operations	10,700,562	(57,564,691)

Distributions to Series B and C remarketed preferred shareholders (Note 1):
From ordinary income
Taxable net investment income	(35,445)	—
Net realized short-term gains on investments	—	(17,185)
From tax exempt net investment income	(5,239,716)	(233,244)
From net realized long-term gains on investments	—	(27,700)
Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	5,425,401	(57,842,820)

Distributions to common shareholders (note 1):
From ordinary income
Taxable net investment income	(149,637)	(73,628)
Net realized short-term gains on investments	—	(3,028,691)
From tax exempt net investment income	(17,994,454)	(13,710,957)
From net realized long-term gains on investments	—	(4,928,852)
From return of capital	(2,892,507)	—
Increase from issuance of common shares in connection
with reinvestment of distributions	687,705	414,349
Decrease from shares repurchased (Note 5)	(2,492,247)	(1,962,849)
Total decrease in net assets	(17,415,739)	(81,133,448)

NET ASSETS
Beginning of year	394,831,968	475,965,416
End of year	$377,416,229	$394,831,968

NUMBER OF FUND SHARES
Common shares outstanding at beginning of year	33,959,190	34,109,686
Shares issued in connection with reinvestment
of distributions	61,854	29,602
Shares repurchased (Note 5)	(242,410)	(180,098)
Common shares outstanding at end of year	33,778,634	33,959,190

Series B Remarketed preferred shares outstanding at
beginning and end of year	2,876	2,876

Series C Remarketed preferred shares outstanding at
beginning and end of year	2,673	2,673

The accompanying notes are an integral part of these financial statements.

Municipal Opportunities Trust 39

Statement of cash flows Year ended 4/30/23

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations	$10,700,562

Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	$(205,239,176)
Proceeds from disposition of investment securities	253,256,175
Purchase of short-term investment securities, net	17,139,344
Premium amortization	4,733,427
Accretion discount	(849,477)
(Increase) decrease in interest and other receivables	(113,863)
(Increase) decrease in receivable for investments sold	13,469,988
Increase (decrease) in payable for investments purchased	(35,614,971)
(Increase) decrease in prepaid asset	(323)
Increase (decrease) in payable for compensation of Manager	(263,306)
Increase (decrease) in payable for custodian fees	4,167
Increase (decrease) in payable for investor servicing	(3,368)
Increase (decrease) in payable for Trustee compensation and expenses	(24,675)
Increase (decrease) in payable for administrative services	731
Increase (decrease) in payable for preferred share remarketing fees	16,762
Increase (decrease) in payable for other accrued expenses	40,303
Net realized (gain) loss on investments	9,885,755
Net unrealized (appreciation) depreciation on OTC swap contracts during the year	(814,620)
Net unrealized (appreciation) depreciation on investments during the year	(3,620,444)
Net cash provided by operating activities	52,002,429

CASH FLOWS FROM FINANCING ACTIVITIES
Increase from dividends reinvested	687,705
Decrease from repurchase of capital shares	(2,560,515)
Distribution to common shareholders	(21,660,333)
Distribution to preferred shareholders	(5,137,934)
Decrease from tender option bond transactions	(34,709,463)
Net cash used in financing activities	(63,380,540)
Net decrease in cash	(677,549)
Cash balance, beginning of year	608,613
Cash balance, end of year	$(68,936)

Supplemental disclosure of cash flow information
Interest expense during the period	$1,087,456

The accompanying notes are an integral part of these financial statements.

40 Municipal Opportunities Trust

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Year ended
	4/30/23	4/30/22	4/30/21	4/30/20	4/30/19
Net asset value, beginning of period
(common shares)	$11.63	$13.95	$12.49	$13.26	$12.92
Investment operations:
Net investment income[a]	.49	.45	.48	.54	.61
Net realized and unrealized
gain (loss) on investments	(.18)	(2.13)	1.76	(.56)	.36
Total from investment operations	.31	(1.68)	2.24	(.02)	.97
Distributions to preferred shareholders:
From net investment income	(.16)	(.01)	(.01)	(.07)	(.07)
From capital gains	—	—[f]	—	(.05)	(.03)
Total from investment operations
(applicable to common shareholders)	.15	(1.69)	2.23	(.14)	.87
Distributions to common shareholders:
From net investment income	(.53)	(.40)	(.66)	(.28)	(.47)
From capital gains	—	(.23)	(.11)	(.36)	(.17)
From return of capital	(.09)	—	—	—	—
Total distributions	(.62)	(.63)	(.77)	(.64)	(.64)
Increase from shares repurchased	.01	—[f]	—	.01	.11
Net asset value, end of period
(common shares)	$11.17	$11.63	$13.95	$12.49	$13.26
Market price, end of period
(common shares)	$10.29	$10.69	$13.72	$11.63	$12.24
Total return at market price (%)
(common shares)[b]	1.83	(18.22)	24.88	(0.19)	11.74
Total return at net asset value (%)
(common shares)[b]	1.56	(12.60)	18.13	(1.22)	7.85

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares)(in thousands)	$377,416	$394,832	$475,965	$426,109	$456,588
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,e]	1.20[g]	.99	.97[g]	1.02[g]	1.14[g]
Ratio of net investment income
to average net assets (%)[d]	3.02	3.23	3.46	3.51	4.13
Portfolio turnover (%)	36	32	22	48	41

(Continued on next page)

Municipal Opportunities Trust 41

Financial highlights cont.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

e Includes interest and fee expense associated with borrowings which amounted to:

April 30, 2023	0.36%
April 30, 2022	0.09
April 30, 2021	0.08
April 30, 2020	0.16
April 30, 2019	0.25

f Amount represents less than $0.01 per share.

g Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waivers, the expenses of the fund for the periods noted below: (Note 2).

April 30, 2023	0.13%
April 30, 2021	0.03
April 30, 2020	0.04
April 30, 2019	0.01

The accompanying notes are an integral part of these financial statements.

42 Municipal Opportunities Trust

Notes to financial statements 4/30/23

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from May 1, 2022 through April 30, 2023.

Putnam Municipal Opportunities Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade and some below investment-grade municipal bonds selected by Putnam Management. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value. The fund also uses leverage which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units

Municipal Opportunities Trust 43

of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging inflation, for gaining exposure to inflation, for hedging and gaining exposure to interest rate and term structure risk.

44 Municipal Opportunities Trust

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $34,304,778 were held by the TOB trust and served as collateral for $21,412,788 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $1,087,456 for these investments based on an average interest rate of 2.15%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable

Municipal Opportunities Trust 45

to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At April 30, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,602,968	$5,146,382	$14,749,350

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund pays targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 7 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 2023 was 5.21% for Series B and 6.07% for Series C shares. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the higher of the 30-day “AA” composite commercial paper rate and the taxable equivalent of the short-term municipal bond rate.

These differences include temporary and/or permanent differences from dividends payable. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $135,641 to increase accumulated net investment loss and $135,641 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$9,207,341
Unrealized depreciation	(25,468,746)
Net unrealized depreciation	(16,261,405)
Capital loss carryforward	(14,749,350)
Cost for federal income tax purposes	$558,186,251

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

46 Municipal Opportunities Trust

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.546% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). For the reporting period, Putnam Management reimbursed $506,645 to the fund. Any amount in excess of the fee payable to Putnam Management for a given period will be used to reduce any subsequent fee payable to Putnam Management, as may be necessary. As of April 30, 2023, this excess amounted to $1,249,995.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% (prior to July 1, 2022, the annual rate was 0.40%) of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,146, under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $335, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004.

Municipal Opportunities Trust 47

Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$205,239,176	$253,256,175
U.S. government securities (Long-term)	—	—
Total	$205,239,176	$253,256,175

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred Shares

The Series B (2,876) and C (2,673) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the reporting period were $13,114.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At year end, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2022, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2023 (based on shares outstanding as of September 30, 2022). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 242,410 common shares for an aggregate purchase price of $2,492,247, which reflects a weighted-average discount from net asset value per share of 8.22%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 180,098 common shares for an aggregate purchase price of $1,962,849, which reflects a weighted-average discount from net asset value per share of 7.55%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

48 Municipal Opportunities Trust

At the close of the reporting period, Putnam Investments, LLC owned 1,670 shares of the fund (0.005% of the fund’s shares outstanding), valued at $18,654 based on net asset value.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 4/30/22	cost	proceeds	income	of 4/30/23
Short-term investments
Putnam Short Term
Investment Fund*	$12,668,821	$163,322,143	$160,077,976	$190,680	$15,912,988
Total Short-term
investments	$12,668,821	$163,322,143	$160,077,976	$190,680	$15,912,988

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Municipal Opportunities Trust 49

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	60
OTC total return swap contracts (notional)	$2,300,000

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$142,414	$(733,910)	$(591,496)
Total	$142,414	$(733,910)	$(591,496)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(51,520)	$814,620	$763,100
Total	$(51,520)	$814,620	$763,100

Note 9: Additional information

On February 23, 2023, the fund’s Trustees voted to exempt, including on a going forward basis, all prior and, until further notice, new purchases of shares of the fund that might otherwise be deemed “Control Share Acquisitions” under Article 16 of the fund’s Amended and Restated Bylaws from the provisions of Article 16 of the fund’s Amended and Restated Bylaws.

Note 10: Subsequent event

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. Therefore, the Board of Trustees of the Putnam Funds will be asked to approve a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable). If approved by the Board of Trustees, the new investment management contract will be presented to the shareholders of each Putnam Fund for their approval.

50 Municipal Opportunities Trust

Federal tax information (Unaudited)

The fund has designated 99.23% of dividends paid from net investment income during the reporting period as tax exempt for federal income tax purposes.

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

Municipal Opportunities Trust 51

Shareholder meeting results (Unaudited)

April 21, 2023 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
25,011,989	726,249	419,222

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	24,798,017	1,370,036
Barbara M. Baumann	24,850,677	1,299,405
Catharine Bond Hill	24,806,004	1,348,890
Kenneth R. Leibler	24,700,578	1,432,931
Jennifer Williams Murphy	24,939,000	1,208,145
Marie Pillai	24,897,970	1,244,461
Robert L. Reynolds	24,977,448	1,178,619
Manoj P. Singh	24,779,580	1,355,693
Mona K. Sutphen	24,939,751	1,192,585

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent Trustees Katinka Domotorffy and George Putnam III remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

52 Municipal Opportunities Trust

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment advisor, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Director of the Catholic Community Foundation of Minnesota; Investment Advisory Board Member of the University of Minnesota; Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis.

Municipal Opportunities Trust 53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of April 30, 2023, there were 88 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54 Municipal Opportunities Trust

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Municipal Opportunities Trust 55

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

56 Municipal Opportunities Trust

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

(a) The Fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

April 30, 2023	$67,321	$ —	$9,987	$ —
April 30, 2022	$65,322	$ —	$9,094	$ —

For the fiscal years ended April 30, 2023 and April 30, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $251,998 and $338,045 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

April 30, 2023	$ —	$242,011	$ —	$ —
April 30, 2022	$ —	$328,951	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Risk Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Risk of the fund’s Board of Trustees is composed of the following persons:

Katinka Domotorffy

Catharine Bond Hill

Jennifer Williams Murphy

Marie Pillai

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

The Trustees of the Putnam Funds have delegated proxy voting authority for the securities held in the funds’ portfolios to Putnam Management and have approved Putnam Management’s current proxy voting guidelines and procedures

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts include the Putnam Mutual Funds[1] and Putnam Exchange-Traded Funds, US and international institutional accounts and funds managed or sub-advised by The Putnam Advisory Company, LLC, Putnam Investments Limited and Putnam Fiduciary Trust Company, LLC. In addition, the policies include US mutual funds and other accounts sub-advised by Putnam Investment Management, LLC.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals, including from the Investment Division and the Sustainability Strategy group. The heads of the Investment Division appoint the members of the Proxy Committee from the Investment Division. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	Reviews these procedures and the Proxy Voting Guidelines annually and approves any amendments considered to be advisable.

2.	Considers special proxy issues as they may from time to time arise.

[1]	Effective January 27, 2023, the Board of Trustees of the Putnam Mutual Funds delegated proxy voting authority to Putnam Investment Management, LLC, the investment manager to the Putnam Mutual Funds.

3.	Must approve all vote overrides recommended by investment professionals.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Voting Team. Under the supervision of senior members of the Legal and Compliance Department, the Proxy Voting Team has the following duties:

1.	Annually prepares the Proxy Voting Guidelines and distributes them to the Proxy Committee for review.

2.	Coordinates the Proxy Committee’s review of any new or unusual proxy issues and serves as Secretary thereto.

3.	Manages the process of referring issues to portfolio managers for voting instructions.

4.	Oversees the work of any third-party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Glass Lewis & Co. (Glass Lewis) to process proxy votes) and the process of setting up the voting process with Glass Lewis and custodial banks for new clients.

5.	Coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from Glass Lewis and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

D.

6.	Implements the exception process with respect to referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team described in more detail in the Proxy Referral section below.

7.	Maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

8.	Prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case-by-case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

In light of our views on the importance of issuer governance and investor engagement, which we believe are applicable across our various strategies and clients, regardless of a specific portfolio’s investment objective, Putnam will vote all proxies in accordance with the Guidelines, subject to two exceptions as follows:

1.	If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in the clients’ best interests, they may request the Proxy Voting Team not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Voting Team will review any such request with a senior member of the Legal and Compliance Department and with the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee acting on the Proxy Committee’s behalf) prior to implementing the request.

2.	Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Other

1.	Putnam may elect not to vote when the security is no longer held.

2.	Putnam will abstain on items that require case-by-case review when a vote recommendation from the appropriate investment professional(s) cannot be obtained due to restrictive voting deadlines or other prohibitive operational or administrative requirements.

E.

3.	Where securities held in Putnam client accounts, including the Putnam mutual funds, have been loaned to third parties in connection with a securities lending program administered by Putnam (through securities lending agents overseen by Putnam), Putnam has instructed lending agents to recall U.S. securities on loan to vote proxies, in accordance with Putnam’s securities lending procedures. Due to differences in non-U.S. markets, Putnam does not currently seek to recall non-U.S. securities on loan. In addition, where Putnam does not administer a client’s securities lending program, this recall policy does not apply, since Putnam generally does not have information on loan details or authority to effect recalls in those cases. It is possible that, for impracticability or other reasons, a recalled security may not be returned to the relevant custodian in time to allow Putnam to vote the relevant proxy.

F.

4.	Putnam will make its reasonable best efforts to vote all proxies except when impeded by circumstances that are reasonably beyond its control and responsibility, such as custodial proxy voting services, in part or whole, not available or not established by a client, or custodial error.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Portfolio Manager receiving the referral request may delegate the vote decision to an appropriate Analyst from among a list of eligible analysts (such list to be approved by the Chief Investment Officer, Equities and Director of Equity Research). The Analyst will be required to make the affirmation and disclosures identified in (3) below. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies through the Proxy Referral Administration Database. The referral request contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation, and (3) a field for portfolio managers to affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

Putnam may vote any referred items on securities held solely in accounts managed by the Global Asset Allocation (“GAA”) team (and not held by any other investment product team) in accordance with the recommendation of Putnam’s third-party proxy voting service provider. The Proxy Voting Team will first give the relevant portfolio manager(s) on the GAA team the opportunity to review the referred items and vote on them. If the portfolio manager(s) on the GAA team do not decide to make any active voting decision on any of the referred items, the items will be voted in accordance with the service provider’s recommendation. If the security is also held by other investment teams at Putnam, the items will be referred to the largest holder who is not a member of the GAA team.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will complete the referral request. Upon receiving each completed referral request from the Investment Division, the Proxy Voting Team will review the completed request for accuracy and completeness, and will follow up with representatives of the Investment Division as appropriate.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts, the following procedures have been adopted:

1.	The Proxy Committee is composed of senior professionals, including from the Investment Division and Sustainability Strategy group. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2.	No Putnam employee outside the Investment Division or Sustainability Strategy Group may contact any portfolio manager about any proxy vote without first contacting the Proxy Voting Team or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment-related information to investment professionals except for Putnam’s restrictions on dissemination of material, non-public information. However, the Proxy Voting Team will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms and must affirm that they are making vote recommendations in the best interest of client accounts and have disclosed to Compliance any potential conflicts of interest relevant to their vote recommendation.

4.	The Proxy Voting Team will review the name of the issuer of each proxy that contains a referral item against various sources of Putnam business relationships maintained by the Legal and Compliance Department or Client Service for potential material business relationships (i.e., conflicts of interest). For referrals, the Proxy Voting Team will complete the Proxy Voting Conflict of Interest Disclosure Form (attached as Exhibit B and C) via the Proxy Referral Administration Database and will prepare a quarterly report for the Chief Compliance Officer identifying all completed Conflict of Interest Disclosure forms. The Proxy Voting Team will provide the information contained in each Conflict of Interest Disclosure Form to The Office of the Trustees of The Putnam Funds prior to the submission of any related vote.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation from a member of the Investment Division and concurrence of the Legal and Compliance Department and the Proxy Committee (or, in cases with limited time, with the Chair of the Proxy Committee on the Proxy Committee’s behalf).

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1.	A copy of the Proxy Voting Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

4.	Internal documents generated in connection with a proxy referral to the Investment Division, such as emails, memoranda, etc.

5.	Written reports to clients on proxy voting and all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor may on Putnam’s behalf maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Voting Team.

Putnam’s voting policies are rooted in our views that (1) strong, independent corporate governance is important to long-term company financial performance, and (2) long-term investors’ active engagement with company management, including through the proxy voting process, strengthens issuer accountability and overall market discipline, potentially reducing risk and improving returns over time. Our voting program is offered as a part of our investment management services, at no incremental fee to Putnam, and, while there can be no guarantees, it is intended to offer potential investment benefits over a long-term horizon. Our voting policies are designed with investment considerations in mind, not as a means to pursue particular political, social, or other goals. As a result, we may not support certain proposals whose costs to the issuer (including implementation costs, practicability, and other factors), in Putnam’s view, outweigh their investment merits.

These proxy voting policies are intended to be decision-making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non-US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors (and/or subsidiary directors) and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

►	Putnam will withhold votes from the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors, or

•	The board has more than 15 members or fewer than five members, absent special circumstances.

►	Putnam may refrain from withholding votes from the board due to insufficient key committee independence due to director resignation, change in board structure, or other specific circumstances, provided that the company has stated (for example in an 8-K), or it can otherwise be determined, that the board will address committee composition to ensure compliance with the applicable corporate governance code in a timely manner after the shareholder meeting and the company has a history of appropriate board independence.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee (excluding immaterial fees for transactional services as defined by the NYSE Corporate Governance rules) from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of such compensation for services other than service as a director raises significant independence issues.

►	Putnam will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company for the provision of professional services (e.g., investment banking, consulting, legal or financial advisory fees).

►	Putnam will withhold votes from any nominee for director who attends fewer than 75% of board and committee meetings. Putnam may refrain from withholding votes on a case-by-case basis if a valid reason for the absence exists, such as illness, personal emergency, potential conflict of interest, etc.

►	Putnam will withhold votes from any incumbent nominee for director who served on a board that has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

►	Putnam will withhold votes from any incumbent nominee for director who served on a board that adopted, renewed, or made a material adverse modification to a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year. (This is applicable to any type of poison pill, for example, advance-warning type pill, EGM pill, and Trust Defense Plans in Japan.)

G.

Putnam will refrain from opposing the board members who served at the time of the adoption of the poison pill if the duration is one year or less, if the plan contains other suitable restrictions; or if the company publicly discloses convincing rationale for its adoption and seeks shareholder approval of future renewals of the poison pill. (Suitable restrictions could include but are not limited to, a higher threshold for passive investors. Convincing rationale could include circumstances such as, but not limited to, extreme market disruption or conditions, stock volatility, substantial merger, active investor interest, or takeover attempts.)

H.

►	Numerous studies of gender diversity on boards have shown that diverse boards are associated, over the long term, with, among other things, higher financial returns and lower volatility. Putnam will withhold votes from the chair of the Nominating Committee if:

•	there are no women on the board, or

•	in the case of a board of seven members or more, there are fewer than two women on the board, or

•	there is no apparent racial or ethnic diversity on the board, and the board has not provided sufficient disclosure regarding its plans to achieve racial or ethnic diversity

►	Putnam will withhold votes from the Nominating Committee Chair for companies that have not provided any disclosure of both the board’s diversity (e.g., race or ethnicity) at the aggregate board or individual director level and the company’s policies, or plans to establish such policies, regarding the consideration of diversity in identifying director nominees. Putnam expects companies to provide both disclosure of diversity within their current board composition as well as its policies regarding its approach to board diversity.

(Note: Gender diversity is addressed under a separate guideline.)

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

►	Putnam will vote against any non-executive nominee for director who serves on more than four (4) public company boards, except where Putnam would otherwise be withholding votes for the entire board of directors. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board. Generally, Putnam will withhold support from directors serving on more than four unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company.

►	Putnam will withhold votes from any nominee for director who serves as an executive officer of any public company (“home company”) while serving on more than two (2) public company boards other than the home company board. (Putnam will withhold votes from the nominee at each company where Putnam client portfolios own shares.) In addition, if Putnam client portfolios are shareholders of the executive’s home company, Putnam will withhold votes from members of the company’s governance committee. For the purpose of this guideline, boards of affiliated registered investment companies and other similar entities such as UCITS will count as one board.

I.

►	Putnam will withhold votes from any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Note: Designation of executive director is based on company disclosure.

►	Putnam will vote against proposals that provide that a director may be removed only for cause. Putnam will generally vote for proposals that permit the removal of directors with or without cause.

►	Putnam will vote against proposals authorizing a board to fill a director vacancy without shareholder approval.

►	Putnam will vote on a case-by-case basis on subsidiary director nominees if Putnam will be voting against the nominees of the parent company’s board.

►	Putnam will vote on a case-by-case basis for director nominees, including nominees for positions on Supervisory Boards or Supervisory Committees, or similar board entities (depending on board structure), for (re)election when cumulative voting applies.

J.

►	Putnam will vote for proposals to approve annual directors’ fees, except that Putnam will vote on a case-by-case basis if Putnam’s independent proxy voting service has recommended a vote against such proposal. Additionally, Putnam will vote for proposals to approve the grant of equity awards to directors, except that Putnam will consider these proposals on a case-by-case basis if Putnam’s proxy service provider is recommending a vote against the proposal.

Classified Boards

►	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Ratification of Auditors

►	Putnam will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm’s independence or the integrity of an audit is compromised. (Otherwise, Putnam will vote for.)

Contested Elections of Directors

►	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

►	Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

►	Putnam will vote against any stock option or restricted stock plan where the company’s actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

K.

•	Additionally, if the annualized dilution cannot be calculated, Putnam will vote for plans where the Total Potential Dilution is 5% or less. If the annualized dilution cannot be calculated and the Total Potential Dilution exceeds 5%, then Putnam will vote against. Note: Such plans must first pass all of Putnam’s other screens.

►	Putnam will vote proposals to issue equity grants to executives on a case-by-case basis.

►	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

►	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

L.

►	Putnam will vote against stock option plans/ restricted stock plans with evergreen features providing for automatic share replenishment.

►	Putnam will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except as follows:

Vote on a case-by-case basis on such proposals if any of the following circumstances exist:

•	the amount per employee under the plan is unlimited, or

•	the maximum award pool is undisclosed, or

•	the incentive bonus plan’s performance criteria are undisclosed, or

•	the independent proxy voting service recommends a vote against.

►	Putnam will vote in favor of the annual presentation of advisory votes on executive compensation (Say-on-Pay).

►	Putnam will generally vote for advisory votes on executive compensation (Say-on-Pay). However, Putnam will vote against an advisory vote if the company fails (receives an F grade) to effectively link executive compensation to company performance according to benchmarking performed by the independent proxy voting service.

M.

•	Putnam will vote on a case-by-case basis if the company receives an F grade by the independent proxy voting service and the recommendation by that service is favorable.

•	Additionally, if there is no grade attributed to the company’s executive pay, Putnam will generally vote for, unless the recommendation of the independent proxy voting service is against, in which case Putnam will review the proposal on a case-by-case basis.

►	Putnam will vote on a case-by-case basis on severance agreements (e.g., golden and tin parachutes)

►	Putnam will withhold votes from members of a Board of Directors which has approved compensation arrangements Putnam’s investment personnel have determined are grossly unreasonable at the next election at which such director is up for re-election.

►	Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less.

►	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization, except as follows:

►	Putnam will vote for proposals relating to the authorization of additional common stock, except that Putnam will evaluate such proposals on a case-by-case basis if (i) they relate to a specific transaction or to common stock with special voting rights, (ii) the company has a non-shareholder approved poison pill in place, or (iii) the company has had sizeable stock placements to insiders within the past three years at prices substantially below market value without shareholder approval.

►	Putnam will vote for proposals to effect stock splits (excluding reverse stock splits.)

►	Putnam will vote for proposals authorizing share repurchase programs, except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

N.

O. Acquisitions, Mergers, Reorganizations and
Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights, control share acquisition provisions, targeted share placements, and ability to make greenmail payments, except as follows:

►	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans;

►	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

P.

►	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock in the case of REITs (only).

Q.

►	Putnam will generally vote for proposals that enable or expand shareholders’ ability to take action by written consent.

R.

►	Putnam will vote on a case-by-case basis on proposals to increase shares of an existing class of stock with disparate voting rights from another share class.

►	Putnam will vote on a case-by-case basis on shareholder or board-approved proposals to eliminate supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

S.

►	Putnam will vote on a case-by-case basis on board-approved proposals to adopt supermajority voting provisions at controlled companies (companies in which an individual or a group voting collectively holds a majority of the voting interest).

T.

►	Putnam will vote on a case-by-case basis on proposals to issue blank check preferred stock if appropriate “de-clawed” language is present. Specifically, appropriate de-clawed language will include cases where the Company states (i.e., through 8-K, proxy statement or other public disclosure) it will not use the preferred stock for anti-takeover purposes, or in order to implement a shareholder rights plan, or discloses a commitment to submit any future issuances of preferred stock to be used in a shareholder rights plan/anti-takeover purpose to a shareholder vote prior to its adoption.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting, except as follows:

►	Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits, to change a company’s name, to authorize additional shares of common stock or other matters which are considered routine (for example, director age or term limits), technical in nature, fall within Putnam’s guidelines (for example, regarding board size or virtual meetings), are required pursuant to regulatory and/or listing rules, have little or no economic impact or will not negatively impact shareholder rights).

►	Additionally, Putnam believes the bundling of items, whether the items are related or unrelated, is generally not in shareholders’ best interest. We may vote against the entire bundled proposal if we would normally vote against any of the items if presented individually. In these cases, we will review the bundled proposal on a case-by-case basis.

►	Putnam generally supports quorum requirements if the level is set high enough to ensure a broad range of shareholders is represented in person or by proxy but low enough so that the Company can transact necessary business. Putnam will vote on a case-by-case basis on proposals seeking to change quorum requirements; however, Putnam will normally support proposals that seek to comply with market or exchange requirements.

►	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation. However, Putnam will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

►	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

U.

►	Putnam will vote against proposals where there is a lack of information to make an informed voting decision.

►	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns an issue that is being referred back to Putnam for case-by-case review. Under such circumstances, the proposal to adjourn should also be referred to Putnam for case-by-case analysis.

►	Putnam will vote against management proposals to adopt a specific state’s courts, or a specific U.S. district court as the exclusive forum for certain disputes, except that Putnam will vote for proposals adopting the State of Delaware, or the Delaware Chancery Court, as the exclusive forum, for corporate law matters for issuers incorporated in Delaware. Requiring shareholders to bring actions solely in one state may discourage the pursuit of derivative claims by increasing their difficulty and cost. However, Putnam’s guideline recognizes the expertise of the Delaware state court system in handling disputes involving Delaware corporations. In addition, Putnam will withhold votes from the chair of the Nominating/Governance committee if a company amends its Bylaws, or takes other actions, to adopt a specific state’s courts (other than Delaware courts, for issuers incorporated in Delaware) or a specific U.S. district court as the exclusive forum for certain disputes without shareholder approval.

►	Putnam will vote on a case-by-case basis on management proposals seeking to adopt a bylaw amendment allowing the company to shift legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation (fee-shifting bylaw). Additionally, Putnam will vote against the Chair of the Nominating/Governance committee if a company adopts a fee-shifting bylaw amendment without shareholder approval.

►	Putnam will support management/shareholder proxy access proposals as long as the proposals align with the following principles for a shareholder (or up to 20 shareholders together as a group) to receive proxy access:

V.	1) The required minimum aggregate ownership of the Company’s outstanding common stock is no greater than 3%;

W.	2) The required minimum holding period for the shareholder proponent(s) is no greater than two years; and

X.	3) The shareholder(s) are permitted to nominate at least 20% of director candidates for election to the board.

Y.

Proposals requesting shares be held for 3 years will be reviewed on a case-by-case basis. Putnam will vote against proposals requesting shares be held for more than three years. Proposals that meet Putnam’s stated criteria and include other requirements relating to issues such as, but not limited to, shares on loan or compensation agreements with nominees, will be reviewed on a case-by-case basis.

Additionally, shareholder proposals seeking an amendment to a company’s proxy access policy which include any one of the supported criteria under Putnam’s guidelines, for example, a 2-year holding period for shareholders, will be reviewed on a case-by-case basis.

►	Putnam supports management / shareholder proposals giving shareholders the right to call a special meeting as long as the ownership requirement in such proposals is at least 15% of the company’s outstanding common stock and not more than 25%.

In general, Putnam will vote for management or shareholder proposals to reduce the ownership requirement below a company’s existing threshold, as long as the new threshold is at least 15% and not greater than 25% of the company’s outstanding common stock.

Putnam will vote against any proposal with an ownership requirement exceeding 25% of the company’s common stock or an ownership requirement that is less than 15% of the company’s outstanding common stock.

In cases where there are competing management and shareholder proposals giving shareholders the right to call a special meeting, Putnam will generally vote for the proposal which has the lower minimum shareholder ownership threshold, as long as that threshold is within Putnam’s recommended minimum/maximum thresholds. If only one of the competing proposals has a threshold that falls within Putnam’s threshold range, Putnam will normally support that proposal as long as it represents an improvement (reduction) from the previous requisite ownership level. Putnam will normally vote against both proposals if neither proposal has a requisite ownership level between 15% and 25% of the company’s outstanding common stock.

►	Putnam will generally vote for management or shareholder proposals to allow a company to hold virtual-only or hybrid shareholder meetings or to amend its articles/charter/by-laws to allow for virtual-only or hybrid shareholder meetings, provided the proposal does not preclude in-person meetings (at any given time), and does not otherwise limit or impair shareholder participation; and if the company has provided clear disclosure to ensure that shareholders can effectively participate in virtual-only shareholder meetings and meaningfully communicate with company management and directors. Additionally, Putnam may consider the rationale of the proposal and whether there have been concerns about the company’s previous meeting practices.

Z.

Disclosure should address the following:

•	the ability of shareholders to ask questions during the meeting

•	including time guidelines for shareholder questions

•	rules around what types of questions are allowed

•	and rules for how questions and comments will be recognized and disclosed to meeting participants

•	the manner in which appropriate questions received during the meeting will be addressed by the board

•	procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on the investor page of their website as soon as is practical after the meeting

•	technical and logistical issues related to accessing the virtual meeting platform; and

•	procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting

AA.

BB. Putnam may vote against proposals that do not meet these criteria.

CC.

Additionally, Putnam may vote against the Chair of the Governance Committee when the board is planning to hold a virtual-only shareholder meeting and the company has not provided sufficient disclosure (as noted above) or shareholder access to the meeting.

►	Putnam will vote for proposals to approve a company’s board-approved climate transition action plan (“say on climate” proposals in which the company’s board proposes that shareholders indicate their support for the company’s plan), unless the proxy voting service has recommended a vote against the proposal, in which case Putnam will vote on a case-by-case basis on the proposal.

►	Putnam will vote on a case-by-case basis on board-approved proposals that conflict with shareholder proposals.

II. Shareholder Proposals

Shareholder proposals are non-binding votes that are often opposed by management. Some proposals relate to matters that are financially immaterial to the company’s business, while others may be impracticable or costly for a company to implement. At the same time, well-crafted shareholder proposals may serve the purpose of raising issues that are material to a company’s business for management’s consideration and response. Putnam seeks to weigh the costs of different types of proposals against their expected financial benefits. More specifically:

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

►	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

►	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

►	Putnam will review on a case-by-case basis, shareholder proposals requesting that the board adopt a policy whereby, in the event of a significant restatement of financial results or significant extraordinary write-off, the board will recoup, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met.

►	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of any future supplemental executive retirement plan (“SERP”), or individual retirement arrangement, for senior executives that provides credit for additional years of service not actually worked, preferential benefit formulas not provided under the company’s tax-qualified retirement plans, accelerated vesting of retirement benefits or retirement perquisites and fringe benefits that are not generally offered to other company employees. (Implementation of this policy shall not breach any existing employment agreement or vested benefit.)

►	Putnam will vote for shareholder proposals requiring companies to report on their executive retirement benefits. (Deferred compensation, split-dollar life insurance, SERPs and pension benefits)

►	Putnam will vote for shareholder proposals requesting that a company establish a pay-for-superior-performance standard whereby the company discloses defined financial and/or stock price performance criteria (along with the detailed list of comparative peer group) to allow shareholders to sufficiently determine the pay and performance correlation established in the company’s performance-based equity program. In addition, no multi-year award should be paid out unless the company’s performance exceeds, during the current CEO’s tenure (three or more years), its peer median or mean performance on selected financial and stock price performance criteria.

►	Putnam will vote for shareholder proposals urging the board to disclose in a separate report to shareholders, the Company’s relationships with its executive compensation consultants or firms. Specifically, the report should identify the entity that retained each consultant (the company, the board or the compensation committee) and the types of services provided by the consultant in the past five years (non-compensation-related services to the company or to senior management and a list of all public company clients where the Company’s executives serve as a director.)

►	Putnam will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	Putnam will vote for shareholder proposals requiring that the chair’s position be filled by an independent director (separate chair/CEO). However, Putnam will vote on a case-by-case basis on such proposals when the company’s board has a lead-independent director (or already has an independent or separate chair) and Putnam is supporting the nominees for the board of directors.

►	Putnam will vote for shareholder proposals seeking the submission of golden coffins to a shareholder vote or the elimination of the practice altogether.

►	Putnam will vote for shareholder proposals seeking a policy that forbids any director who receives more than 25% withhold votes cast (based on for and withhold votes) from serving on any key board committee for two years and asking the board to find replacement directors for the committees if need be.

►	Putnam will vote for shareholder proposals urging the board to seek shareholder approval of severance agreements (e.g., golden and tin parachutes)

Putnam will vote on a case-by-case basis on approving such compensation arrangements.

►	Putnam will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met: the company undergoes a change in control, and the change in control results in the termination of employment for the person receiving the severance payment.

►	Putnam will vote on a case-by-case basis on shareholder proposals to limit a company’s ability to make excise tax gross-up payments under management severance agreements as well as proposals to limit income or other tax gross-up payments.

►	Putnam will vote in accordance with the recommendation of the company’s board of directors on shareholder proposals regarding corporate political spending, unless Putnam is voting against the directors, in which case the proposal would be reviewed on a case-by-case basis.

DD.

►	Putnam will vote on a case-by-case basis on shareholder proposals that conflict with board-approved proposals.

Environmental and Social

►	Putnam believes that sustainable environmental practices and sustainable social policies are important components of long-term value creation. Companies should evaluate the potential risks to their business operations that are directly related to environmental and social factors (among others). In evaluating shareholder proposals relating to environmental and social initiatives, Putnam takes into account (1) the relevance and materiality of the proposal to the company’s business, (2) whether the proposal is well crafted (e.g., whether it references science-based targets, or standard global protocols), and (3) the practicality or reasonableness of implementing the proposal.

Putnam may support well-crafted and well-targeted proposals that request additional reporting or disclosure on a company’s plans to mitigate risk to the company related to the following issues and/or their strategies related to these issues: Environmental issues, including but not limited to, climate change, greenhouse gas emissions, renewable energy, and broader sustainability issues; and Social issues, including but not limited to, fair pay, employee diversity and development, safety, labor rights, supply chain management, privacy and data security.

Putnam will consider factors such as (i) the industry in which the company operates, (ii) the company’s current level of disclosure, (iii) the company’s level of oversight, (iv) the company’s management of risk arising out of these matters, (v) whether the company has suffered a material financial impact. Other factors may also be considered.

Putnam will consider the recommendation of its third-party proxy service provider and may consider other factors such as third-party evaluations of ESG performance.

Additionally, Putnam may vote on a case-by-case basis on proposals which ask a company to take action beyond reporting where our third-party proxy service provider has identified one or more reasons to warrant a vote FOR.

III. Voting Shares of Non-US Issuers

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)	Share re-registration. Shares must be re-registered out of the name of the local custodian or nominee into the name of the client for the meeting and, in many cases, then re-registered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of not doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non- contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly, it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

►	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

►	Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

►	Putnam will vote on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

►	Putnam will vote for proposals to authorize share repurchase programs that are recommended for approval by Putnam’s proxy voting service provider, otherwise Putnam will vote against such proposals; except that Putnam will vote on a case-by-case basis if there are concerns that there may be abusive practices related to the share repurchase programs.

EE.

►	Putnam will vote against authorizations to repurchase shares or issue shares or convertible debt instruments with or without preemptive rights when such authorization can be used as a takeover defense without shareholder approval. Putnam will not apply this policy to a company with a shareholder who controls more than 50% of its voting rights.

►	Putnam will generally vote for proposals that include debt issuances, however substantive/non-routine proposals, and proposals that fall outside of normal market practice or reasonable standards, will be reviewed on a case-by-case basis.

►	Putnam will vote for board-approved routine, market-practice proposals. These proposals are limited to (1) those issues that will have little or no economic impact, such as technical, editorial, or mandatory regulatory compliance items, (2) those issues that will not adversely affect and/or which clearly improve shareholder rights/values, and which do not violate Putnam’s proxy voting guidelines, or (3) those issues that do not seek to deviate from existing laws or regulations. Examples include but are not limited to, related party transactions (non-strategic), profit-and-loss transfer agreements (Germany), authority to increase paid-in capital (Taiwan). Should any unusual circumstances be identified concerning a normally routine issue, such proposals will be referred back to Putnam for internal review.

FF.

►	Putnam will generally vote for proposals regarding amendments seeking to expand business lines or to amend the corporate purpose, provided the proposal would not include a significant or material departure from the company’s current business, and/or will provide the company with greater flexibility in the performance of its activities.

►	Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

GG.

►	Putnam will generally vote for proposals seeking to adjust the par value of common stock. However, non-routine, substantive proposals will be reviewed on a case-by-case basis.

►	Putnam will vote against proposals that would authorize the company to reduce the notice period for calling special or extraordinary general meetings to less than 21-Days.

HH.

►	Putnam will generally vote for proposals relating to transfer of reserves/increase of reserves (i.e., France, Japan). However, Putnam will vote on a case-by-case basis if the proposal falls outside of normal market practice.

II.

►	Putnam will generally vote for proposals to increase the maximum variable pay ratio. However, Putnam will vote on a case-by-case basis if we are voting against a company’s remuneration report or if the proposal seeks an increase in excess of 200%.

JJ.

►	Putnam will review stock option plans on a case-by-case basis which allow for the options exercise price to be reduced by dividend payments (if the plan would normally pass Putnam’s Guidelines).

KK.

►	Putnam will generally vote for requests to provide loan guarantees however, Putnam will vote on a case-by-case basis if the total amount of guarantees is in excess of 100% of the company’s audited net assets.

►	Putnam will generally support remuneration report/policy proposals (i.e., advisory/binding) where a company’s executive compensation is linked directly with the performance of the business and executive. Putnam will generally support compensation proposals which incorporate a mix of reasonable salary and performance based short- and long-term incentives. Companies should demonstrate that their remuneration policies are designed and managed to incentivize and retain executives while growing the company’s long-term shareholder value.

Generally, Putnam will vote against remuneration report/policy proposals (i.e., advisory/binding) in the following cases:

•	Disconnect between pay and performance
•	No performance metrics disclosed;
•	No relative performance metrics utilized;
•	Single performance metric was used and it was an absolute measure;
•	Performance goals were lowered when management failed or was unlikely to meet original goals;
•	Long Term Incentive Plan is subject to retesting (e.g., Australia);
•	Service contracts longer than 12 months (e.g., United Kingdom);
•	Allows vesting below median for relative performance metrics;
•	Ex-gratia / non-contractual payments have been made (e.g., United Kingdom and Australia);
•	Contains provisions to automatically vest upon change-of-control; or
•	Other poor compensation practices or structures.
•	Pension provisions for new executives is not at the same level as the majority of the wider workforce; pension provisions for incumbent executives are not set to decrease over time (United Kingdom)
•	Proposed CEO salary increases are not justifiably appropriate in comparison to wider workforce or rationale for exception increases is not fully disclosed (United Kingdom)

LL.

►	Putnam will vote on a case-by-case basis on bonus payments to executive directors or senior management; however, Putnam will vote against payments that include outsiders or independent statutory auditors.

MM.

NN. Matters Relating to Board of Directors

OO. Uncontested Board Elections

PP. Asia: China, Hong Kong, India, Indonesia, Philippines, Taiwan and Thailand

►	Putnam will vote against the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

QQ. Commentary: Companies listed in China (or dual-listed in China and Hong Kong) often have a separate supervisory committee in addition to a standard board of directors containing audit, compensation, and nominating committees. The supervisory committee provides oversight of the financial affairs of the company and supervises members of the board and management, while the board of directors makes decisions related to the company’s business and investment strategies. The supervisory committee normally comprises employee representatives and shareholder representatives. Shareholder representatives are elected by shareholders of the company while employee representatives are elected by the company’s staff. Shareholder representatives may be independent or may be affiliated with the company or its substantial shareholders. Current laws and regulations neither provide a basis for evaluation of supervisor independence nor do they require a supervisor to be independent.

►	Putnam will generally vote in favor of nominees to the Supervisory Committee

RR.

SS. Australia

►	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent, or

•	the board has not established an audit committee composed solely of non-executive directors, a majority of whom, including the chair of the committee (who should not be the board chair), should be independent directors, or

•	the board has not established nominating and compensation committees each composed of a majority of independent, non-executive directors, with an independent chair.

TT.

UU. Brazil

►	Putnam will vote against proposals requesting cumulative voting unless there are more candidates than number of seats available, in which case vote for.

►	Putnam will vote for proposals for the proportional allocation of cumulative votes if Putnam is supporting the entire slate of nominees. Putnam will vote against such proposals if Putnam is not supporting the entire slate.

►	Putnam will abstain on individual director allocation proposals if Putnam is voting for the proportional allocation of cumulative votes. Putnam will vote on a case-by-case basis on individual director allocation proposals if Putnam is voting against the proportional allocation of votes.

VV.

►	Putnam will vote for proposals to cumulate votes of common and preferred shareholders if the nominees are known and Putnam is supporting the applicable nominees; Putnam will vote against such proposals if Putnam is not supporting the known nominees, or if the nominees are unknown.

►	Putnam will generally vote against proposals seeking the recasting of votes for amended slate (as new candidates could be included in the amended slate without prior disclosure to shareholders).

►	Putnam will vote against proposals regarding instructions if meeting is held on second call if election of directors is part of the recasting as the slate can be amended without (prior) disclosure to shareholders.

►	Putnam will vote against proposals regarding the casting of minority votes to the candidate with largest number of votes.

WW.

XX. Canada

Canadian corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code on Corporate Governance, the policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

YY.

ZZ. Continental Europe (ex-Germany)

►	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent directors, or

•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

AAA. Commentary: An “independent director” under the European Commission’s guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

In France, Employee Representatives are employed by the company and represent rank and file employees. These representatives are elected by company employees. The law also provides for the appointment of employee shareholder representatives, if the employee shareholdings exceed 3% of the share capital. Employee shareholder representatives are elected by the company’s shareholders (via general meeting).

BBB.

CCC. Germany

►	For companies subject to “co-determination,” Putnam will vote for the election of nominees to the supervisory board, except:

►	Putnam will vote against the Supervisory Board if

•	the board has not established an audit committee comprising an Independent chair.

•	the audit committee chair serves as board chair.

•	the board contains more than two former management board members.

►	Putnam will vote against the election of a former member of the company’s managerial board to chair of the supervisory board.

DDD. Commentary: German corporate governance is characterized by a two-tier board system - a managerial board composed of the company’s executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This practice is known as co-determination.

EEE.

Israel

Non-Controlled Banks: Director elections at Non-Controlled banks are overseen by the Supervisor of the Banks and nominees for election as “other” (non-external) directors and external directors (under Companies Law and Directive 301) are put forward by an external and independent committee. As such,

►	Putnam’s guidelines regarding board Nominating Committees will not apply

►	Putnam will vote on a case-by-case on nominees when there are more nominees than seats available.

Italy

Election of directors and statutory auditors:

►	Putnam will apply the director guidelines to the majority shareholder supported list and vote accordingly (for or against) if multiple lists of director candidates are presented. If there is no majority shareholder supported slate of nominees, Putnam will support the shareholder slate of nominees that is recommended for approval by Putnam’s service provider.

►	Putnam will vote against the entire list of director nominees if the list is bundled as one proposal and if Putnam would otherwise be voting against any one director nominee.

►	Putnam will generally vote for the majority shareholder supported list of statutory auditor nominees.

Note: Pursuant to Italian law, directors and statutory auditors are elected through a slate voting system whereby candidates are presented in lists submitted by shareholders representing a minimum percentage of share capital.

►	Putnam will withhold votes from any director not identified in the proxy materials. (Example: Co-opted director nominees.)

Japan

►	For companies that have established a U.S.-style corporate governance structure, Putnam will withhold votes from the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors,

•	the board has not established an audit committee composed of a majority of independent directors, or

FFF.

•	the board does not have at least two independent directors for companies with a controlling shareholder.

GGG.

►	For companies that have established a statutory auditor board structure:

•	Putnam will withhold votes from the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

HHH.

►	For companies that have established a statutory auditor board structure, Putnam will withhold votes from the entire board of directors if:

III.

•	the board does not have at least two outside directors, or

JJJ.

•	the board does not have at least two independent directors for companies with a controlling shareholder.

•	Putnam will vote against any statutory auditor nominee who attends fewer than 75% of board and committee meeting without valid reasons for the absences (i.e., illness, personal emergency, etc.) (Note that Corporate Law requires disclosure of outsiders’ attendance but not that of insiders, who are presumed to have no more important time commitments.)

KKK.

►	For companies that have established an audit committee board structure (one-tier / one committee), Putnam will withhold votes from the entire board of directors if:

LLL.

•	the board does not have at least two outside directors,

MMM.

•	the board does not have at least two independent directors for companies with a controlling shareholder, or

NNN.

•	the board has not established an audit committee composed of a majority of independent directors

Election of Executive Director and Election of Supervisory Director - REIT

OOO.

REITs have a unique two-tier board structure with generally one or more executive directors and two or more supervisory directors. The number of supervisory directors must be greater than, not equal to, the number of executive directors. Shareholders are asked to vote on both types of directors. Putnam will vote as follows, provided each board of executive / supervisory directors meets legal requirements.

►	Putnam will generally vote for the election of Executive Director

►	Putnam will generally vote for the election of Supervisory Directors

Commentary:

Definition of outside director and independent director:

The Japanese Companies Act focuses on two director classifications: Insider or Outsider. An outside director is a director who is not a director, executive, executive director, or employee of the company or its parent company, subsidiaries or affiliates. Further, a director, executive, executive director or employee, who have executive responsibilities, of the company or subsidiaries can regain eligibility ten years after his or her resignation, provided certain other requirements are met. An outside director is designated as an “independent” director based on the Tokyo Stock Exchange listing rules. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.).

The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

Putnam will withhold votes from the entire board of directors if:

•	For large companies (i.e., those with assets of at least KRW 2 trillion); the board does not have at least three independent directors or less than a majority of directors are independent directors,

•	For small companies (i.e., those with assets of less than KRW 2 trillion), fewer than one-fourth of the directors are independent directors,

PPP.

•	The board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are independent directors.

Commentary: For purposes of these guidelines, an “outside director” is a director who is independent from the management or controlling shareholders of the company and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 382 of the Korean Commercial Act, i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

►	Putnam will generally vote for proposals to amend the Executive Officer Retirement Allowance Policy unless the recipients of the grants include non-executives; the proposal would have a negative impact on shareholders, or the proposal appear to be outside of normal market practice, in which case Putnam will vote against.

QQQ. Malaysia

►	Putnam will vote against the entire board of directors if:

•	less than 50% of the directors are independent directors, or less than a majority of the directors are independent directors for large companies,

•	the board has not established an audit committee with all members being independent directors, including the committee chair,

•	the board has not established a nominating committee with all members being non-executive directors, a majority of whom are independent, including the committee chair; the board chair should not serve as a member of the nomination committee, or

•	the board has not established a compensation committee with all members being non-executive directors, a majority of whom are independent; the board chair should not serve as a member of the remuneration committee.

RRR.

SSS. Nordic Markets – Finland, Norway, Sweden

►	Putnam will vote against the entire board of directors if:

Board Independence:

•	The board does not have a majority of directors independent from the company and management. (Sweden, Finland, Norway)

•	The board does not have at least two directors independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland, Norway)

•	An executive director is a member of the board. (Norway)

TTT.

Audit Committee:

•	The audit committee does not consist of a majority of directors independent from the company and management. (Sweden, Finland)

•	The audit committee does not have at least one director independent from the company and its major shareholders holding > 10% of the Company’s share capital. (Sweden, Finland)

•	The audit committee is not majority independent. (Norway)

UUU.

Remuneration Committee:

•	The remuneration committee is not fully independent of the company, excluding the chair. (Sweden)

•	The remuneration committee is not majority independent of the company. (Finland)

•	The remuneration committee does not consist fully of non-executive directors. (Finland)

•	The remuneration committee is not fully independent of management (Norway)

•	The remuneration committee is not majority independent from the company and its major shareholders holding > 50% of the Company’s share capital. (Sweden, Finland, Norway)

Board Nomination Committee:

•	The nomination committee does not consist of a majority of directors independent from the company. (Finland)

•	An executive is a member of the nomination committee. (Finland)

VVV.

External Nomination Committee: Vote against the establishment of the nomination committee and its guidelines when:

•	The external committee is not majority independent of the company and management. (Sweden)

•	The external committee does not have at least one director not affiliated to largest shareholder on the committee. (Sweden)

•	The external committee does not meet best practice based on Glass Lewis analysis. (Finland)

•	The external committee is not majority independent of the board and management. (Norway)

•	The external committee has more than one member of the board of the directors sitting on the committee. (Norway)

•	There is insufficient disclosure provided for new nominees (Norway)

•	An executive is a member of the committee. (Norway)

WWW.

XXX. Russia

►	Putnam will vote on a case-by-case basis for the election of nominees to the board of directors.

YYY. Commentary: In Russia, director elections are handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

ZZZ.

AAAA. Singapore

►	Putnam will vote against from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

United Kingdom, Ireland

Commentary:

Application of guidelines: Although the Combined Code has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

►	Putnam will withhold votes from the entire board of directors if:

•	the board, excluding the Non-Executive Chair, is not comprised of at least half independent non-executive directors,

•	the board has not established a Nomination committee composed of a majority of independent non-executive directors, excluding the Non-Executive Chair, or

•	the board has not established a Compensation committee composed of (1) at least three directors (in the case of smaller companies, as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The company chair may be a member of, but not chair, the Committee provided he or she was considered independent on appointment as chair, or

•	The board has not established an Audit Committee composed of, (1) at least three directors (in the case of smaller companies as defined by the Combined Code, two directors) and (2) solely of independent non-executive directors. The board chair may not serve on the audit committee of large or small companies.

BBBB. All other jurisdictions

►	In the absence of jurisdiction specific guidelines, Putnam will vote as follows for boards/supervisory boards:

•	Putnam will vote against the entire board of directors if

•	fewer than a majority of the directors are independent directors, or

•	the board has not established audit, nominating and compensation committees each composed of a majority of independent directors.

CCCC.

DDDD. Additional Commentary regarding all Non-US jurisdictions:

EEEE. Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

FFFF. Some jurisdictions may legally require or allow companies to have a certain number of employee representatives, employee shareholder representatives (e.g., France) and/or shareholder representatives on their board. Putnam generally does not consider these representatives independent. The presence of employee representatives or employee shareholder representatives on the board and key committees is generally legally mandated. In most markets, shareholders do not have the ability to vote on the election of employee representatives or employee shareholder representatives. In some markets, significant shareholders have a legal right to nominate shareholder representatives. Shareholders are required to approve the election of shareholder representatives to the board. Unlike employee representatives, there are no legal requirements regarding the presence of shareholder representatives on the board or its committees.

►	Putnam will not include employee or employee shareholder representatives in the independence calculation of the board or key committees, nor in the calculation of the size of the board.

►	Putnam will include shareholder representatives in the independence calculation of the board and key committees, and in the calculation of the size of the board.

►	Putnam will generally support shareholder or employee representatives if included in the agenda Putnam will vote on a case-by-case basis when there are more candidates than seats. Additionally, Putnam will vote against such nominees when there is insufficient information disclosed.

►	Putnam Investments’ policies regarding the provision of professional services and transactional relationship with regard to directors will apply.

►	Putnam will vote for independent nominees for alternate director, unless such nominees do not meet Putnam’s individual director standards.

Shareholder nominated directors/self-nominated directors

►	Putnam will vote against shareholder nominees if Putnam supports the board of directors.

►	Putnam will vote on a case-by-case basis if Putnam will be voting against the current board.

GGGG.

►	Putnam will vote on a case-by-case basis if the proposal regarding a self-nominated/shareholder nominated director nominee would add an additional seat to the board if the nominee is approved.

Other Business Matters

Japan

A. Article Amendments

►	The Japanese Companies Act gives companies the option to adopt a U.S.-Style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-Style “Board with Committees” structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

►	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

►	Putnam will vote against amendments to delete a requirement directing the company to reduce authorized capital by the number of treasury shares cancelled. If issued share capital decreases while authorized capital remains unchanged, then the company will have greater leeway to issue new shares (for example as a private placement or a takeover defense).

►	Putnam will vote against proposals to authorize appointment of special directors. Under the new Corporate Law, companies are allowed to appoint, from among their directors, “special directors” who will be authorized to make decisions regarding the purchase or sale of important assets and major borrowing or lending, on condition that the board has at least six directors, including at least one non-executive director. At least three special directors must participate in the decision-making process and decisions shall be made by a majority vote of the special directors. However, the law does not require any of the special directors to be non-executives, so in effect companies may use this mechanism to bypass outsiders.

►	Putnam will generally vote for proposals to create new class of shares or to conduct a share consolidation of outstanding shares to squeeze out minority shareholders.

►	Putnam will vote against proposals seeking to enable companies to establish specific rules governing the exercise of shareholder rights. (Note: Such as, shareholders’ right to submit shareholder proposals or call special meetings.)

B. Compensation Related Matters

►	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

►	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

►	Putnam will vote against the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company. Putnam will also vote against payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire bundled item.

C. Other Business Matters

►	Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

►	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

►	Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

►	Putnam will vote against proposals that authorize the board to vary the AGM record date.

►	Putnam will vote for proposals to abolish the retirement bonus system

►	Putnam will vote for board-approved director/officer indemnification proposals

►	Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows a particular shareholder to obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

►	Putnam will generally vote against shareholder rights plans (poison pills). However, if all of the following criteria are met, Putnam will evaluate such poison pills on a case-by-case basis:

1) The poison pill must have a duration of no more than three years.

2) The trigger threshold must be no less than 20 percent of issued capital.

3) The company must have no other types of takeover defenses in place.

4) The company must establish a committee to evaluate any takeover offers, and the members of that committee must all meet Putnam’s’ definition of independence.

5) At least 20 percent, and no fewer than two, of the directors must meet Putnam’s definition of independence. These independent directors must also meet Putnam’s guidelines on board meeting attendance.

6) The directors must stand for reelection on an annual basis.

7) The company must release its proxy materials no less than three weeks before the meeting date.

►	Putnam will vote against proposals to allow the board to decide on income allocation without shareholder vote.

►	Putnam will vote against proposals to limit the liability of External Audit Firms (“Accounting Auditors”)

►	Putnam will vote against proposals seeking a reduction in board size that eliminates all vacant seats.

►	Putnam may generally vote against proposals seeking an increase in authorized capital that leaves the company with as little as 25 percent of the authorized capital outstanding (general request). However, such proposals will be evaluated on a company specific basis, taking into consideration such factors as current authorization outstanding, existence (or lack thereof) of preemptive rights and rationale for the increase.

►	Putnam will vote for corporate split agreement and transfer of sales operations to newly created wholly-owned subsidiaries where the transaction is a purely internal one which does not affect shareholders’ ownership interests in the various operations. All other proposals will be referred back to Putnam for case-by-case review. These reorganizations usually accompany the switch to a holding company structure, but may be used in other contexts.

United Kingdom

►	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at U.K. companies. As such, Putnam will generally vote for ‘Save-As-You-Earn’ schemes in the U.K which allow for no more than a 20% purchase discount, and which otherwise comply with U.K. law and Putnam standards.

France

►	Putnam will not apply the U.S. standard 15% discount cap for employee share purchase schemes at French companies. As such, Putnam will generally vote for employee share purchase schemes in France that allow for no greater than a 30% purchase discount, or 40% purchase discount if the vesting period is equal to or greater than ten years, and which otherwise comply with French law and Putnam standards.

►	Putnam will generally vote for the Remuneration Report (established based on SRD II), however Putnam will vote on a case-by-case basis when Putnam is voting against both the ex-Post Remuneration Report (CEO) and ex-Ante Remuneration Policy (CEO, or proposal including CEO remuneration package) in the current year, and Putnam’s third party service provider(s) is recommending a vote against.

Canada

HHHH.

►	Putnam will generally vote for Advance Notice provisions for submitting director nominations not less than 30 days prior to the date of the annual meeting. For Advance Notice provisions where the minimum number of days to submit a shareholder nominee is less than 30 days prior to the meeting date, Putnam will vote on a case-by-case basis. Putnam will also vote on a case-by-case basis if the company’s policy expressly prohibits the commencement of a new notice period in the event the originally scheduled meeting is adjourned or postponed.

Hong Kong

►	Putnam will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issuances of up to 20% of total equity in a year if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

Additionally, Putnam will vote for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) Putnam supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company’s outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

This policy supplements policies regarding share issuances as stated above under section III. Voting Shares of Non-US Issuers.

Taiwan

►	Putnam will vote against proposals to release the board of directors from the non-compete restrictions specified in Taiwanese Company Law. However, Putnam will vote for such proposals if the directors are engaged in activities with a wholly- owned subsidiary of the company.

Australia

►	Putnam will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company’s board meets Putnam’s independence standards; if the company’s board does not meet Putnam’s independence standards, then Putnam will vote against these proposals.

►	Putnam will vote for proposals renewing partial takeover provisions.

IIII.

►	Putnam will vote on a case-by-case basis on Board-Spill proposals.

Turkey

Putnam will vote on a case-by-case basis on proposals involving related party transactions. However, Putnam will vote against when such proposals do not provide information on the specific transaction(s) to be entered into with the board members or executives.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund’s portfolio as of the filing date of this report.

Portfolio Managers	Joined Fund	Employer	Positions Over Past Five Years
Paul Drury	2002	Putnam Management 1989 – Present	Portfolio Manager
Garrett Hamilton	2016	Putnam Management 2016 – Present	Portfolio Manager
		BNY Mellon 2010 – 2016	Portfolio Manager

(a)(2) Other Accounts Managed by the Fund’s Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s Portfolio Managers managed as of the fund’s most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account’s performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)
	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Paul Drury	13	$5,062,200,000	0	$0	0	$0
Garret Hamilton	13	$5,062,200,000	0	$0	1	$400,000

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund’s Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund’s Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund’s Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management’s opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund’s Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Portfolio managers are evaluated and compensated across the group of specified products they manage, in part, based on their performance relative to peers or performance ahead of the applicable benchmark, depending on the product, based on a blend of 3-year and 5-year performance. In addition, evaluations take into account individual contributions and a subjective component.

Each portfolio manager is assigned an industry-competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on group, individual, and subjective performance, and may also reflect the performance of Putnam as a firm.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For Putnam Managed Municipal Income Trust and Putnam Municipal Opportunities Trust, Putnam evaluates performance based on the fund’s peer ranking in the fund’s Lipper category. This peer ranking is based on pre-tax performance.

For Putnam Master Intermediate Income Trust and Putnam Premier Income Trust, Putnam evaluates performance based on the peer ranking of related products managed by Putnam Management with similar strategies in those products’ Lipper categories. This peer ranking is based on pre-tax performance.

One or more of the portfolio managers of Putnam Master Intermediate Income Trust and Putnam Premier Income Trust receive a portion of the performance fee payable by several private funds managed by Putnam (the “Private Funds”) in connection with their service as members of the Private Funds’ portfolio management team. See “Other Accounts Managed by the Fund’s Portfolio Managers — Potential conflicts of interest in managing multiple accounts” in (a)(2) above for information on how Putnam Management addresses potential conflicts of interest resulting from an individual’s management of more than one account.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund
	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over
Paul M. Drury	2023	*
	2022	*
Garrett Hamilton	2023	*
	2022	*

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

May 1 – May 31, 2022	—	—	—	3,232,636
June 1 – June 30, 2022	—	—	—	3,232,636
July 1 – July 31, 2022	—	—	—	3,232,636
August 1 – August 31, 2022	—	—	—	3,232,636
September 1 – September 30, 2022	—	—	—	3,232,636
October 1 – October 31, 2022	—	—	—	3,398,156
November 1 – November 30, 2022	—	—	—	3,398,156
December 1 – December 31, 2022	—	—	—	3,398,156
January 1 – January 31, 2023	—	—	—	3,398,156
February 1 – February 28, 2023	—	—	—	3,398,156
March 1 – March 31, 2023	16,489	$10.31	16,489	3,381,667
April 1 – April 30, 2023	225,921	$10.28	225,921	3,155,746

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2021, which was in effect between October 1, 2021 and September 30, 2022, allowed the fund to repurchase up to 3,412,734 of its shares. The program renewed by the Board in September 2022, which is in effect between October 1, 2022 and September 30, 2023, allows the fund to repurchase up to 3,398,156 of its shares.

**	Information prior to October 1, 2022, is based on the total number of shares eligible for repurchase under the program, as amended through September 2021. Information from October 1, 2022 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2022.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Municipal Opportunities Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2023